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Lease Agreement No.1

AN AGREEMENT is made the 16th day of May 2008
BETWEEN the Landlord and the Tenant whose names addresses or registered office and descriptions are more particularly described and set out in the First Schedule hereto.

WHEREBY IT IS AGREED as follows:

1.             PREMISES/TERM/RENT

1.01       The Landlord shall let and the Tenant shall take All That the Premises more particularly described and set out in the Second Schedule hereto (“the Premises") Together with the use in common with the Landlord and all others having the like right of the entrance staircases, passages landings and lavatories (if any) of the building of which the Premises form part more particularly described in the said Second Schedule ("the Building") in so far as the same are necessary for the proper use and enjoyment of the Premises (and except in so far as the Landlord may from time to time restrict such use) and together with the use in common with others of the lifts escalators and central air-conditioning, if any, (whenever the same shall be operating) for the term and at the rent ("the Rent") and in manner more particularly described and set out in the Third Schedule hereto Subject to and with the benefit of the Deed of Mutual Covenant and the Management Agreement (if any) of the Building.

2.           TENANT’S COVENANTS

2.01                      The Tenant hereby agrees with the Landlord as follows: -

(a)           TO PAY RENT

To pay the Rent on the days and in manner described and set out in the said Third Schedule.

(b)                      TO PAY AIR-CONDITIONING AND OTHER CHARGES

To pay or discharge all air-conditioning (if any), maintenance or management fee or charges in respect of the Premises duly and in accordance with the provisions of the Deed of Mutual Covenant and Management Agreement (if any) of the Building.

(c)           TO PAY RATES TAXES, ETC.

To pay and discharge all rates taxes assessments duties charges impositions and outgoings of an annual or recurring nature now or hereafter to be assessed imposed or charged by the Government of Hong Kong or other lawful authority upon the Premises or upon the owner or occupier thereof (Government rent and Property Tax (if any) and outgoing of a capital or non-recurring nature only (if any) expected) Provided That all charges and outgoings in relation to the Tenant's own installations shall be borne by the Tenant solely.

(d)           TO PAY GAS, WATER AND ELECTRICITY CHARGES

To pay and discharge all charges for gas, water, electricity and telephone rental and other outgoings now or at any time hereafter consumed by the Tenant and chargeable in respect of the Premises and to make all necessary deposits therefore.

(e)           USER

Not to use the Premises for any purpose other than for the purpose and under the name as described and set out in the said Third Schedule.

(f)	NOT TO USE PREMISES AS SLEEPING QUARTERS OR DOMESTIC PREMISES

Not to use or permit or suffer the Premises or any part thereof to be used as sleeping quarters or as domestic premises within the meaning of the Landlord and Tenant (Consolidation) Ordinance or similar legislation for the time being in force.

(g)                      NOT TO PERMIT ILLEGAL OR IMMORAL USE

Not to use or permit or suffer the Premises to be used for any illegal or immoral purpose or for any purpose which is in contravention of the terms and conditions contained in the Government Lease or Conditions under which the Premises are held from the Government and not to carry on any trade or business thereon which is now or may hereafter be declared to be an offensive trade under the Public Health & Urban Services Ordinance or any other Ordinances or Regulations and any enactment amending or substituting the same.

(h)                      TO KEEP INTERIOR ETC. IN REPAIR

To keep all the interior of the Premises including the flooring and interior plaster or other finishes or rendering to walls floors and ceilings and the Landlord's fixtures therein including all doors windows installations/wiring/pipes/drains in the Premises for the supply of water gas electricity and for sanitation (inclusive of basins sinks baths and sanitary conveniences) in good clean and tenantable repair and condition and properly preserved and painted and so to maintain the same at the expense of the Tenant and to deliver up the same to the Landlord at the expiration or sooner determination of the term in like condition (fair wear and tear excepted).

(i)           TO PROTECT INTERIOR FROM APPROACHING TYPHOONS

To take all reasonable precautions to protect the interior of the Premises against damage by storm or typhoon or the like.

(j)	TO REPAIR AND REPLACE ELECTRICAL WIRING ETC. WITHIN THE PREMISES

To repair or replace if so required by the appropriate supply company statutory undertaker or authority (as the case may be) under the terms of any Electricity Supply or similar Ordinance for the time being in force or any Orders in Council or Regulations made thereunder all electrical wiring installations and fittings within the Premises from the Tenant’s meter or meters to and within the same.

(k)	TO KEEP SANITARY AND WATER APPARATUS USED EXCLUSIVELY IN GOOD REPAIR

To keep the sanitary and water apparatus used exclusively by the Tenant and his servants, agents and licensees in good clean and tenantable repair and condition (fair wear and tear excepted) to the satisfaction of the Landlord and in accordance with the Regulations or by-laws of all Public Health and other Government Authorities concerned.

(l)           TO PERMIT LANDLORD TO ENTER AND VIEW TO REPAIR, ETC.

To permit the Landlord and all persons authorised by him at all reasonable times upon prior appointment except in case of emergency to enter and:-

(i)
view the state of repair of the Premises, to take inventories of the fixtures therein, to carry out any works or repairs which may be required to be done, and during the last three months of the said term, to show the Premises to prospective tenants or purchasers Provided That the Landlord shall cause as little interference to the Tenant as reasonably possible; and

(ii)	carry out any works or repairs in respect of the Premises in the Building Provided That in this connection the Landlord shall be responsible to make good all damage done to the Premises.

(m)            TO EXECUTE REPAIR ON RECEIPT OF NOTICE

On receipt of any reasonable notice from the Landlord or his authorised representatives specifying any works or repairs which they require to be done and which are the responsibility of the Tenant within a reasonable times to put in hand and execute the same with all possible despatch and without any delay.

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(n)	NOT TO ERECT INSTALL OR ALTER PARTITIONING FIXTURES ETC. WITHOUT LANDLORD'S CONSENT

Not without the previous written consent of the Landlord (which consent shall not be unreasonably withheld) to erect, install or alter any fixtures partitioning or other erection or installation in the Premises or any part thereof.

(o)           TO REMOVE ILLEGAL STRUCTURES

To remove at the cost of the Tenant any structure erections partitions and other alterations put up by the Tenant at any time during the said term if required by the Building Authority or other competent Government Departments where the same were or have been put up by the Tenant with or without the consent of the Landlord to make good all damage caused by such removal. The Landlord shall not be responsible to the Tenant for any loss suffered by the Tenant in any way as a result of such removal.

(p)           NOT TO CUT INJURE OR MAIM WALLS, ETC.

Not to cut, maim, injure, drill into, mark or deface or permit or suffer to be cut maimed injured drilled into marked or defaced any doors, windows, walls, beams, structural members or any part of the fabric of the Premises nor any of the plumbing or sanitary apparatus or installations included therein without the previous consent of the Landlord which consent shall not be unreasonably withheld.

(q)           NOT TO DRIVE NAILS ETC. INTO CEILINGS, WALLS OR FLOORS

Not to drive or insert or permit or suffer to be driven or inserted any nails, screws, hooks, brackets or similar articles into the ceilings walls or floors of the Premises without the previous consent of the Landlord which shall not be unreasonably withheld nor without the like consent to lay or use any floor covering which may damage the existing flooring.

(r)           NOT TO DISPLAY SIGNS, NAME ETC. IN PLACES PROVIDED

Not to affix or display or permit or suffer to be affixed or displayed outside the Premises any signboard, sign, decoration or other device whether illuminated or not, which may be visible from outside the Premises save that:-

(i)
Tenant shall be entitled at his own expense in display his name exhibited in English and Chinese in such form or lettering or characters to be approved by the Landlord on the Directory Boards (if the same are provided in the Building);

(ii)	Tenant shall be entitled at his own expense to have his name painted or affixed in plain lettering and characters to be approved by the Landlord on the Tenant’s entrance door or doors.

If Tenant carries on business under a name other than his own name, he shall notify the Landlord of the name under which his business is carried on and shall be entitled to have that name displayed painted or affixed as aforesaid but the Tenant shall not be entitled to change the business name without the previous written consent of the Landlord which the Landlord may give or withhold at his discretion and without prejudice to the foregoing, the Landlord may, in connection with any application for consent under this Clause, require the Tenant to produce such evidence as he may think fit to show that no breach of Clause 2(al) has taken place or is about to take place.

(s)           NO HANGING IN COMMON PARTS

Not to use or cause or permit the use of the corridors, staircases or other common passages of the Building for the purpose of drying laundry or hanging or placing or storing any article or thing thereon or therein and not to permit the Tenant’s agents, servants, employees, guests invitees to use the same for loitering or eating.

(t) NOT TO ENCUMBER OR OBSTRUCT PASSAGES AND COMMON AREAS, ETC.

Not to encumber or obstruct or permit to be encumbered or obstructed with any box packaging or other obstruction of any kind or nature any of the entrance, staircases, landings, passages, lifts, lobbies or other parts of the Building in common use and not to leave rubbish or any other article or thing in any part of the Building not in the exclusive occupation of the Tenant.

(u)           NOT TO LAY WIRING OR CABLES ETC. IN THE PUBLIC AREAS

Not to lay install affix or attach any wiring cables or other articles or things in or upon any of the entrances staircases landings passageways lobbies or public area.

(v)                      NO SUPPORTS ETC. ERECTED ON EXTERIOR WALLS

Not to install or affix or erect any supports or any iron brackets or venetian blinds or sun blinds of any description to or on any part of the exterior walls of the Building for any purpose including the installation of air-conditioners without prior written approval of the Landlord.

(w)           NO OPENINGS ON EXTERIOR WALL

Not to make any openings on any part of the exterior walls of the Building except with the written consent of the Landlord.

(x)                      NO SHELTERS ON FLAT ROOFS, ETC.

Not to erect any shelters or coverings on any part of the flat-roofs or roof of the Building.

(y)                      NO WIRING FROM WINDOW

Not to erect or hang any wire or aerial wiring from the windows or outside the exterior walls of the Building.

(z)           NOT TO OVERLOAD

Not to store or place any goods machinery or other things on or in any part of the Premises which impose a loading exceeding 150 lbs. per square foot.

(aa)                      COMPLYING WITH GOVERNMENT REGULATIONS

All machinery placed on or affixed to the Premises must be cushioned and the number of workers working or staying in the Premises must be restricted in accordance with Government Regulations.

(ab)	NOT TO INSTALL FURNANCE, ETC. WITHOUT PRIOR GOVERNMENT PERMISSION

Not to install any furnace, boiler or other plant or equipment in the Premises or use any fuel that might in any circumstances produce smoke without first obtaining permission in writing from the Commissioner of Labour Provided That such installation or user shall not amount to a breach of any terms and conditions in the Government Grant or the Deed of Mutual Covenant and the Management Agreement (if any) of the Building.

(ac)           FIRE-FIGHTING EQUIPMENT

All fire-fighting equipment (if any) installed in the Premises shall be and remain the property of the Landlord and the Tenant shall take due care thereof and in particular the Tenant shall not allow such equipment to be moved to any other position. The Tenant shall further pay the annual charge or fees of all the fire-fighting equipment installed in the Premises.

(ad)	TO ELIMINATE AND REDUCE VIBRATION AND DUMPING PRODUCED BY MACHINERIES

The Tenant shall mount and equip his machinery particularly machinery with horizontal reciprocating action and every part thereof with anti-vibration absorbers and anti-dumping absorbers of such types and designs as first approved of in writing by the Landlord's architect and shall comply with all directions or orders of the Landlord for eliminating and reducing vibrations and dumping produced by the operation and running of any of the machinery installed at the Premises.

(ae)           NOT TO ALTER SMOKE LOBBY DOORS

Not to alter the position of the smoke lobby doors or to make any additions to such doors.

(af)                      NOT TO OVERLOAD LIFTS

Not to overload the lifts in the Building in excess of their maximum capacity and to be responsible for any damage caused by any breach hereof.

(ag)                      NOT TO PREPARE FOOD OR PERMIT ODOURS

Not to prepare or permit or suffer to be prepared any food in the Premises or to cause or permit any offensive or unusual odours to be produced upon permeate through or emanate from the Premises.

(ah)                      NOT TO PRODUCE MUSIC OR NOISE AUDIBLE OUTSIDE

Not to produce or permit or suffer to be produced any music or noise (including sound produced by broadcasting or any apparatus or equipment capable of producing, reproducing, receiving or recording sound) so as to cause a nuisance to other users of the Building and where music is to be regularly played to install at the Tenant’s cost or expense and to the satisfaction of the Landlord adequate sound proofing or insulation devices in the Premises.

(ai)                      NOT TO PERMIT ANY NUISANCE OR ANNOYANCE

Not to do or permit or suffer to be done any act or thing which may be or become a nuisance or annoyance to the Landlord or to the tenants or occupiers of the other premises in the Building or in any adjoining or neighbouring building.

(aj)                      NOT TO KEEP ITEMS OF COMBUSTIBLE OR HAZARDOUS GOODS

Not to keep or store or permit or suffer to be kept or stored in the Premises any arms, ammunition, gun-powder, salt-petre, kerosene or other explosive or combustible substance or otherwise unlawful or dangerous or hazardous goods except with the consent and approval of the appropriate Government authorities. If consent and approval has been obtained, certified copy of the Consent and Approval Letter or License should be produced to the Landlord before the storage.

(ak)                      NOT TO KEEP ANIMALS OR PETS AND TO PREVENT INFECTION

Not to keep or permit or suffer to be kept any animals or pets inside the Premises and to take all such steps and precautions to the satisfaction of the Landlord to prevent the Premises or any part thereof from becoming infested by termites, rates, mice, roaches or any other pests or vermin.

(al)                      NOT TO ASSIGN UNDERLET, ETC.

Not to assign, underlet, part with possession of or transfer the Premises or any part thereof or any interest therein nor permit or suffer any arrangement or transaction whereby any person who is not a party to this Agreement obtains the use, possession, occupation or enjoyment of the Premises or any part thereof irrespective of whether any rental or other consideration is given therefor. The tenancy shall be personal to the Tenant named in this Agreement and without in any way limiting the generality of the foregoing, the following acts and events shall, unless approved in writing, be deemed to be breaches of this Clause:-

(i)	in the case of a tenant which is a partnership, the taking in of one or more new partners whether on the death or retirement of an existing partner or otherwise;

(ii)
in the case of a tenant who is an individual (including a sole surviving partner or a partnership tenant) the death insanity or other disability of that individual to the intent that no right to use possess occupy or enjoy the Premises or any part thereof shall vest in the executors administrators personal representatives next of kin trustee or committee of any such individual;

(iii)	in the case of a corporation, any reconstruction, amalgamation, merger or voluntary liquidation or any change in shareholding or in the control of ultimate beneficial ownership; and

(iv)
the giving by the Tenant of a Power of Attorney or similar authority whereby the donee of the power obtains the right to use, possess, occupy or enjoy the Premises or any part thereof or does in fact use, possess, occupy or enjoy the same.

(am)	NOT TO BREACH GOVERNMENT LEASE OR CAUSE INSURANCE TO BE VOIDED OR PREMIUM INCREASED

Not to do or permit or suffer to be done any act deed matter or thing whatsoever which amounts to a breach of any of the terms and conditions under which the land on which the Building stands is held from the Government or whereby any insurance on the Building against loss or damage by fire and/or claims by third parties for the time being in force may be rendered void or voidable or whereby the premium thereon may be increased Provided That if as the result of any act deed matter or thing done permitted or suffered by the Tenant the premium on any such policy of insurance shall be increased the Landlord shall be entitled at his option either to terminate this Agreement or to continue the same upon payment by the Tenant of the additional premium and upon such other terms and conditions as the Landlord may at his discretion think fit to impose.

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(an)	TO COMPLY WITH DEED OF MUTUAL COVENANT AND ORDINANCES, ETC.

To obey and comply with and to indemnify the Landlord against the breach of the Deed of Mutual Covenant and Management Agreement (if any) of the Building and all ordinances, regulations, by-laws, rules and requirements of any Governmental or other competent authority relating to the conduct and carrying on of the Tenant’s business on the Premises or to any other acts deeds matters or things done permitted suffered or omitted therein or thereon by the Tenant or any employee agent or licensee of the Tenant.

(ao)                      TO MAKE GOOD DAMAGE TO BUILDING

To make good at the expenses of the Tenant any portion of the Building which may be damaged through any omission act or default of the Tenant or of any of his servants, visitors or through the escape of water, fire, smoke or fumes from or explosion in the Premises.

(ap)                      TO REIMBURSE LANDLORD FOR WORK DONE

To reimburse the Landlord for the costs of any work which the Tenant is liable to perform hereunder and has defaulted in performing the same including but not limited to all reasonable costs incurred by the Landlord in cleansing or clearing any of the drains pipes or sanitary or plumbing apparatus choked or stopped up owing to the careless or improper use or neglect by the Tenant or any employee agent or licensee of the Tenant.

(aq) TO BE RESPONSIBLE FOR LOSS OR DAMAGE CAUSED BY INTERIOR DEFECTS

To be wholly responsible for any loss damage or injury caused to any other person whomsoever directly or indirectly through the defective or damaged condition of any part of the interior of the Premises save and except where such loss damage or injury arises through the breach or non-observance or non-performance by the Landlord of the Landlord's covenants or through the neglect or lack of proper skill on the part of the Landlord or any employee contractor or agent of the Landlord and Subject as aforesaid to make good the same by payment or otherwise and to indemnify the Landlord against all actions, proceedings, claims and demands made upon the Landlord in respect of any such loss damage or injury and all costs and expenses incidental thereto.

(ar)	TO BE RESPONSIBLE FOR CONTRACTORS SERVANTS AGENTS AND LICENSEES

To be responsible to the Landlord for the acts neglects and defaults of all contractors, servants, agents and licensees of the Tenant as if they were the acts neglects and defaults of the Tenant himself and for the purposes of this Agreement "Licensee" shall include any person present in using or visiting the Premises with the consent of the Tenant, express or implied.

(as)	TO NOTIFY LANDLORD OF ACCIDENTS AND DEFECTS IN FITTINGS AND FIXTURES

To notify the Landlord of any accidents to or defects in the water pipes, gas pipes, electrical wire or fittings or other facilities provided by the Landlord in the Premises whether or not the Tenant is liable hereunder for the repair of the same upon the same coming to the knowledge of the Tenant.

(at)                      TO REMOVE REFUSE TO A PLACE SPECIFIED BY LANDLORD

To remove each day from the Premises all refuse and rubbish to such spot as shall be specified by the Landlord from time to time and subject to such reasonable rules and regulations as the Landlord may from time to time determine.

(au)                      RE-INSTATE PREMISES

The Landlord reserves the rights to request the Tenant to make good all damage caused or occasioned by the erection and removal of alterations partitions or other erections.

(av)                      TO YIELD UP AT THE END OF THE TERM

Quietly to yield up the Premises together with all fixtures, fittings and additions therein and thereto which the Landlord agrees to retain at the expiration or sooner determination of this tenancy in good clean and tenantable repair and condition (fair wear and tear excepted).

3.	LANDLORD’S COVENANTS

3.01           The Landlord hereby with the Tenant as follows:-

(a)                      TO PAY GOVERNMENT RENT, ETC.

That the Landlord will pay the Government rent payable in respect of the Premises and the Property Tax (if any) payable in respect of the Premises and any expenses of a capital or non-recurring nature Provided That all charges and outgoings in relation to the Tenant’s own installations shall be borne by the Tenant solely.

(b)                      THE TENANT SHALL HAVE QUIET ENJOYMENT

That the Tenant paying the Rent and management fees and maintenance charges hereby agreed to be paid on the days and in manner herein provided for payment of the same and observing and performing the agreements, stipulations and conditions herein contained and on the Tenant’s part to be observed and performed shall peaceably hold and enjoy the Premises during the term without any interruption by the Landlord or any person lawfully claiming under or in trust for the Landlord.

(c)           TO KEEP IN REPAIR THE OUTSIDE MAIN WALLS AND ROOF, ETC.

To keep the outside main walls structure foundations and roof of the Building and the lift entrance hall, corridor, passages, staircases and the convenience (if any) intended for the common use of the occupants at all times in complete repair (including drains, gutters and external pipes) in accordance with the relevant provisions of the Deed of Mutual Covenant and/or the Management Agreement (if any).

4.	It is hereby further expressly agreed and declared as follows:-

(a)                      OTHER PROVISIONS LANDLORD’S RIGHT OF RE-ENTRY

If the Rent and/or air-conditioning charges and/or management fees and maintenance charges and/or rates and/or other charges hereby agreed to be paid or any part thereof shall be unpaid for seven days after the same shall become payable (whether legally or formally demanded or not) or if the Tenant shall fail or neglect to observe or perform any of the agreements stipulations or conditions herein contained and on the Tenant’s part to be observed and performed or if the Tenant shall become bankrupt or being a corporation shall go into liquidation (save for the purposes of amalgamation or reconstruction) or if any petition shall be filed for winding up of the Tenant or if the Tenant otherwise becomes insolvent or makes any composition or arrangement with creditors or shall suffer any execution to be levied on the Premises or otherwise on the Tenant’s goods then and in any such case it shall be lawful for the Landlord at any time thereafter to re-enter the Premises or any part thereof in the name of the whole whereupon this Agreement shall absolutely cease and determine but without prejudice to any right of action by the Landlord in respect of any outstanding breach or non-observance or non-performance of any of the agreements, stipulations and conditions herein contained and on the Tenant’s part to be observed and performed and to the Landlord's right to deduct all loss and damage thereby incurred from the deposit paid by the Tenant in accordance with Clause 5 hereof.

(b)           WRITTEN NOTICE SUFFICIENT EXERCISE OF RIGHT

A written notice served by the Landlord on the Tenant in manner hereinafter mentioned to the effect that the Landlord thereby exercises the power of re-entry herein contained shall be full and sufficient exercise of such power without actual entry on the part of the Landlord.

(c)	ACCEPTANCE OF RENT NOT WAIVER OF BREACH OF COVENANT

Acceptance of Rent (or management fees) by the Landlord shall not be deemed to operate as waiver by the Landlord of any right to proceed against the Tenant in respect of any breach non-observance or non-performance by the Tenant of any of the agreements, stipulations and conditions herein contained and on the Tenant’s part to be observed and performed.

(d)	LANDLORD NOT LIABLE FOR OVERFLOW OF WATER/TENANT TO INDEMNIFY LANDLORD AGAINST CERTAIN CLAIMS

The Landlord shall not be under any liability to the Tenant or to any other person whomsoever in respect of any loss or damage to person or property sustained by the Tenant or any such other person caused by or through or in any way owing to the overflow of water from any where within the Building save and except where such loss or damage to person or property arises through the breach or non-observance or non-performance by the Landlord of the Landlord's covenants or through the neglect or lack of proper skill on the part of the Landlord or any employee, contractor or agent of the Landlord. Subject as aforesaid, the Tenant shall fully and effectually indemnify the Landlord from and against all claims and demands made against the Landlord by any person in respect of any loss damage or injury caused by or through or in any way owing to the overflow of water from the Premises or to the neglect or default of the Tenant, his servants or agents or to the defective or damaged condition of the interior of the Premises or any fixtures or fittings, for the repair of which the Tenant is responsible hereunder and against all costs and expenses incurred by the Landlord in respect of any such claim or demand.

(e)           NO ADVANCE PAYMENT OF RENT

No advance payment of Rent has been paid to the Landlord except in pursuance to Clause 1 hereof.

(f)	LANDLORD NOT LIABLE FOR BREAKDOWN IN AIR-CONDITIONING OR LIFTS

The Landlord shall not in any circumstances be liable to the Tenant for any defect in or failure or breakdown of electricity, gas or water supply, lifts services or air-conditioning system nor shall the Rent or management fees and maintenance charges abate or cease to be payable on account thereof.

(g)           SUSPENSION OR ABATEMENT OF RENT IN CASE OF FIRE, ETC.

If the Premises or the Building or any part thereof shall at any time during the tenancy rendered be inaccessible or so destroyed or damaged owing to fire, water storm, wind, typhoon, defective construction, white ants, earthquake subsidence of the ground or any calamity beyond the control of the Landlord as to render the Premises unfit for habitation and use and the policy or policies of insurance effected by the Landlord shall not have been vitiated or payment of the policy moneys refused in whole or in part in consequence of any act or default of the Tenant or if at any time during the continuance of this tenancy the Premises or the Building shall be condemned as a dangerous structure or a demolition order or closing order shall become operative in respect of the Premises or the Building then the Rent hereby reserved or a fair proportion thereof according to the nature and extent of the damage sustained or order made shall after the expiration of the then current month be suspended and ceased until the Premises or the Building shall again be rendered accessible or fit for habitation and use (as the case may be) Provided That should the Premises or the Building not have been reinstated in the meantime either the Landlord or the Tenant may at any time after three months from the occurrence of such damage or destruction or order give to the other of them notice in writing to determine this present tenancy and thereupon the same and everything herein contained shall determine as from the date of the occurrence of such destruction or damage or order of the Premises or of the Building becoming inaccessible but without prejudice to the rights and remedies of either party against the other in respect of any antecedent claim or breach of the agreements, stipulations, terms and conditions herein contained or of the Landlord in respect of the Rent and management fees and other charges payable hereunder prior to the coming into effect of the suspension.

(h)	FOR THE PURPOSE OF DISTRAINT RENT IN ARREARS If NOT PAID IN ADVANCE ON DUE DATE

For the purposes of Part III of the Landlord and Tenant (Consolidation) Ordinance Cap.7 and of these presents the Rent and management fees and other charges payable in respect of the Premises shall be and be deemed to be in arrears if not paid in advance at the times and in manner hereinbefore provided for payment thereof. All costs and expenses for and incidental to any distraint shall be paid by the Tenant and is recoverable from him as a debt on a full indemnity basis. For the purpose of distraint and these presents, any outstanding management fees payable in respect of the Premises shall be deemed to be arrears of rent.

(i)           NO WAIVER BY LANDLORD

No condoning, excusing or waiving by the Landlord of any default breach or non-observance or non-performance by the Tenant at any time or times of any of the Tenant’s obligations herein contained shall operate as a waiver of the Landlord's rights hereunder in respect of any continuing or subsequent default breach or non-performance or non-observance or so as to defeat or affect in any way the rights and remedies of the Landlord hereunder in respect of any such continuing or subsequent default or breach and no waiver by the Landlord shall be inferred from or implied by anything done or omitted by the Landlord unless expressed in writing and signed by the Landlord. Any consent given by the Landlord shall operate as a consent only for the particular matter to which it relates and in no way shall be considered as a waiver or release of any of the provisions hereof nor shall it be construed as dispensing with the necessity or obtaining the specific written consent of the Landlord in the future unless expressly so provided.

(j)	LANDLORD CAN EXHIBIT LETTING NOTICES DURING LAST THREE MONTHS OF TERM

During the three months immediately preceding the expiration of the term hereby created, the Landlord shall be at liberty to affix and maintain without interference upon any external part of the Premises a notice stating that the Premises are to be let and such other information in connection therewith as the Landlord shall reasonably require and the Landlord shall be at liberty with prior arrangement with the Tenant to show the Premises to prospective tenants.

(k)	LANDLORD IS ENTITLED TO CHANGE THE NAME OF THE BUILDING

The Landlord shall at any time during the term hereby granted be entitled to change the name of the Building on giving reasonable notice to the Tenant and in respect thereof the Landlord shall not be liable in damages to the Tenant or be made a party to any other proceedings or for costs of expenses of whatsoever nature incurred by the Tenant as a result of such change.

(l)                      NO WARRANTY AS TO USER

The Landlord does not warrant that the Premises are suitable for any particular purpose.

(m)                      SERVICE OF NOTICE

Any notice required to be served hereunder shall if to be served on the Tenant be sufficiently served if addressed to the Tenant and sent by prepaid post to or delivered at the Premises or the Tenant’s registered office or last known place of business or residence in Hong Kong and if to be served on the Landlord shall be sufficiently served if addressed to the Landlord and sent by prepaid post to or delivered to the Landlord's registered office or address as shown in this Agreement.

(n)                      STAMP DUTY AND COSTS

Each party shall pay its own costs for the preparation and completion of this Agreement.  All the stamp duty and other disbursements on this Agreement and its counterpart and the Land Registry registration fee shall be borne by the parties herein in equal shares.

5.  (a)   TENANT’S DEPOSIT

The Tenant shall on the signing hereof deposit and maintain with the Landlord a deposit of the amount as set out in the Third Schedule hereto to secure the due observance and performance by the Tenant of the agreements stipulations and conditions herein contained and on the Tenant’s part to be observed and performed.  The said deposit shall be retained by the Landlord throughout the  term free of any interest to the Tenant and in the event of any breach or non-observance or non-performance by the Tenant of any of the said agreements, stipulations or conditions aforesaid, the Landlord shall be entitled to terminate this Agreement and to forfeit the said deposit by way of liquidated damages without prejudice to the Landlord's right to claim against the Tenant for further damages suffered by the Landlord as a result of the Tenant’s breach of this Agreement.  Notwithstanding the foregoing, the Landlord may in any such event at his option elect nor to terminate this Agreement and forfeit the deposit but to deduct therefrom the amount of any monetary loss incurred by the Landlord in consequence of the breach non-observance or non-performance by the Tenant in which event the Tenant shall as a condition precedent to the continuation of the tenancy deposit with the Landlord the amount so deducted and if the Tenant shall fail so to do, the Landlord shall forthwith be entitled to re-enter the Premises and to determine this Agreement and forfeit the deposit as hereinbefore provided.

(b)           REPAYMENT OF DEPOSIT

Subject as aforesaid, the said deposit shall be refunded to the Tenant by the Landlord without interest within thirty days after the expiration or sooner determination of this Agreement and the delivery of vacant possession to the Landlord or within thirty days of the settlement of the last outstanding claim by the Landlord against the Tenant in respect of any breach non-observance or non-performance of any of the agreements, stipulations or conditions herein contained and on the part of the Tenant to be observed and performed whichever is the later.

(c)	TRANSFER OF DEPOSIT

In the event that the Landlord shall assign its reversionary interest in the Premises, the Tenant shall agree to the Landlord transferring the said deposit to the assignee and shall waive its right to recover the said deposit from the Landlord upon receipt of a written notice from the Landlord that such transfer has been effected.

6.           OPTION TO RENEW

6.01                      If the Tenant shall be desirous of taking a tenancy of the Premises for a further term of three years as mentioned in the said Third Schedule from the expiration of the term hereby created at the rent and on the terms and conditions hereinafter mentioned and shall, not less than three months before the expiration of the term hereby created give to the Landlord notice in writing of his desire and if he shall have paid the Rent and shall have reasonably performed and observed the several stipulations herein contained and on his part to be performed and observed up to the termination of the tenancy hereby created then the Landlord will let the Premises to the Tenant for the said further term at the rent as mentioned in the said Third Schedule Subject in all other respects to the same stipulations as are herein contained except this clause for renewal.

7.           RENT-FREE PERIOD

7.01           The Landlord shall grant the Tenant a period mentioned in the said Third Schedule free of payment of any rent or license fee for the purpose of decoration of the Premises only but not otherwise.  Notwithstanding so, the Tenant is responsible for the payment of rates service or maintenance or management fees or electricity, water and gas charges during the said period.  The Tenant indemnify and keep the Landlord indemnified against all loss damages, actions, suits, expenses, claims and demands as a result of fire or overflow of water during the said period.

8.           IMPROVEMENT EXPENSES

8.01           The Landlord will credit all Tenant improvement expenses ("Such Expenses") advanced by the Tenant as per agreed upon estimate which equates to FIVE (5) MONTHS'S RENT commencing sequentially after (he aforesaid two (2) months rent free period in Clause 7.01 of this Agreement.  For the avoidance of doubt, it is hereby declared that all Such Expenses to be deducted for the monthly rental for the period commencing from 1st day of October 2008 PROVIDED that Such Expenses shall not exceeding HK$ 175,000.00 otherwise the Tenant shall bear the extra expense more than the said agreed sum of HK$ 175,000.00.

9.           LAWS

9.01           This Agreement shall be construed and take effect in accordance with Hong Kong Law.

10.           HEADING NOTES

10.01                      The heading notes are intended for guidance only and do not form part of this Agreement nor shall any of the provisions in this Agreement be construed or interpreted by reference thereto or in any way affected or limited thereby.

THE FIRST SCHEDULE ABOVE REFERRED TO

Landlord : JING WAH GARMENTS MANUFACTURING COMPANY LIMITED whose registered office is situate at 8th Floor, No. 10 Sam Chuk Street, San Po Kong, Kowloon, Hong Kong.

Tenant : SUPERTEX LIMITED whose registered office is situated at Ground Floor, No. 10 Sam Chuk Street, San Po Kong, Kowloon, Hong Kong.

THE SECOND SCHEDULE REFERRED TO

Premises :	ALL THAT the whole of THIRD FLOOR of NO.10. SAM CHUK STREET, KOWLOON. Hong Kong erected on NEW KOWLOON INLAND LOT NO.4437.

THE THIRD SCHEDULE ABOVE REFERRED TO

Term :	For the term of THREE YEARS AND TWO (2) MONTHS commencing on the 1st day of August 2008 and expiring on the 30th day of September 2011 (both days inclusive).

Rent :
HK$35,000.00 per calendar month (exclusive of rates and management fee) payable in advance clear of all deductions on the 1st day of each and every calendar month. The first payment to be made upon the signing hereof.

   User              :    As a factory under the name of the Tenant.

    Deposit         :   HK$35,000.00

Renewal Further
Term of Years : THREE (3) YEARS from me expiration of the term hereby granted. (Monthly Rent: At the then current market rental)

Rent-free Period: TWO (2) MONTHS from the 1st day of August 2008 to the 30th day of September 2008.

AS WITNESS the hands of the parties hereto the day and year first above written.

SIGNED by                                                                )
)
for and on behalf of the Landlord in                                                                           )

the presence of:-                                                     )

SIGNED by                                                                )
)
for and on behalf of the Tenant in                                                                           )

the presence of:-                                                     )

RECEIVED on the day and year first above written of and from the Tenant the above mentioned deposit in the sum of HK$35,000.00.

___________
the Landlord

Dated the      16th                                           day of                      May           2008

J1NG WAH GARMENTS MANUFACTURING COMPANY LIMITED

SUPERTEX LIMITED

TENANCY    AGREEMENT

SIMON C. W. YIJNG & CO.

SOLICITORS.

 UNITS 2603-5, 26TH FLOOR, ING TOWER,
308 DES VOEUX ROAD CENTRAL.,
HONG KONG,

Ref. CON/AM/88001799/TSK    TSK

Lease Agreement No. 2

AN AGREEMENT is made the     11th                                                                                     day of       September                    2009

BETWEEN the Landlord and the Tenant whose names addresses or registered office and descriptions are more particularly described and set out in the First Schedule hereto.

WHEREBY IT IS AGREED as follows:-

1.   PREMISES/TERM/RENT

1.01       The Landlord shall let and the Tenant shall take All That the Premises more particularly described and set out in the Second Schedule hereto (“the Premises") Together with the use in common with the Landlord and all others having the like right of the entrance staircases, passages landings and lavatories (if any) of the building of which the Premises form part more particularly described in the said Second Schedule ("the Building") in so far as the same are necessary for the proper use and enjoyment of the Premises (and except in so far as the Landlord may from time to time restrict such use) and together with the use in common with others of the lifts and central air-conditioning, if any, (whenever the same shall be operating) for the term and at the rent ("the Rent") and in manner more particularly described and set out in the Third Schedule hereto Subject to and with the benefit of the Deed of Mutual Covenant and the Management Agreement (if any) of the Building.

2.           TENANT’S COVENANTS

2.01                      The Tenant hereby agrees with the Landlord as follows: -

(a)           TO PAY RENT

To pay the Rent on the days and in manner described and set out in the said Third Schedule.

(b)                      TO PAY AIR-CONDITIONING AND OTHER CHARGES

To pay or discharge all air-conditioning (if any), maintenance or management fee or charges in respect of the Premises, duly and in accordance with the provisions of the Deed of Mutual Covenant and Management Agreement (if any) of the Building.

(c)           TO PAY RATES TAXES, ETC.

To pay and discharge all rates, taxes, assessments, duties, charges, impositions and outgoings of an annual or recurring nature now or hereafter to be assessed imposed or charged by the Government of Hong Kong or other lawful authority upon the Premises or upon the owner or occupier thereof (Government rent and Property Tax (if any) and outgoing of a capital or non-recurring nature only (if any) expected) Provided That all charges and outgoings in relation to the TENANT’S own installations shall be borne by the Tenant solely.

(d)                         TO PAY GAS, WATER AND ELECTRICITY CHARGES

To pay and discharge all charges for gas, water, electricity and telephone rental and other outgoings now or at any time hereafter consumed by the Tenant and chargeable in respect of the Premises and to make all necessary deposits therefor.

(e)           USER

Not to use the Premises for any purpose other than for the purpose and under the name as described and set out in the said Third Schedule.

(f)           NOT TO USE PREMISES AS SLEEPING QUARTERS OR DOMESTIC PREMISES

Not to use or permit or suffer the Premises or any part thereof to be used as sleeping quarters or as domestic premises within the meaning of the Landlord and Tenant (Consolidation) Ordinance or similar legislation for the time being in force.

(g)                      NOT TO PERMIT ILLEGAL OR IMMORAL USE

Not to use or permit or suffer the Premises to be used for any illegal or immoral purpose or for any purpose which is in contravention of the terms and conditions contained in the Government Lease or Conditions under which the Premises are held from the Government and not to carry on any trade or business thereon which is now or may hereafter be declared to be an offensive trade under the Public Health & Urban Services Ordinance or any other Ordinances or Regulations and any enactment amending or substituting the same.

(h)                      TO KEEP INTERIOR, ETC. IN REPAIR

To keep all the interior of the Premises including the flooring and interior plaster or other finishes or rendering to walls floors and ceilings and the Landlord's fixtures therein including all doors windows installations/wiring/pipes/drains in the Premises for the supply of water gas electricity and for sanitation (inclusive of basins sinks baths and sanitary conveniences) in good clean and tenantable repair and condition and properly preserved and painted and so to maintain the same at the expense of the Tenant and to deliver up the same to the Landlord at the expiration or sooner determination of the term in like condition (fair wear and tear excepted).

(i)           TO PROTECT INTERIOR FROM APPROACHING TYPHOONS

To take all reasonable precautions to protect the interior of the Premises against damage by storm or typhoon or the like.

(j) TO REPAIR AND REPLACE ELECTRICAL WIRING ETC. WITHIN THE PREMISES

To repair or replace if so required by the appropriate supply company statutory undertaker or authority (as the case may be) under the terms of any Electricity Supply or similar Ordinance for the time being in force or any Orders in Council or Regulations made thereunder all electrical wiring installations and fittings within the Premises from the Tenant’s meter or meters to and within the same.

(k)           TO KEEP SANITARY AND WATER APPARATUS USED EXCLUSIVELY IN GOOD REPAIR

To keep the sanitary and water apparatus used exclusively by the Tenant and his servants, agents and licensees in good clean and tenantable repair and condition (fair wear and tear excepted) to the satisfaction of the Landlord and in accordance with the Regulations or by-laws of all Public Health and other Government Authorities concerned.

(l)           TO PERMIT LANDLORD TO ENTER AND VIEW TO REPAIR, ETC.

To permit the Landlord and all persons authorised by him at all reasonable times upon prior appointment except in case of emergency to enter and:-

(i)
view the state of repair of the Premises, to take inventories of the fixtures therein, to carry out any works or repairs which may be required to be done, and during the last three months of the said term, to show the Premises to prospective tenants or purchasers Provided That the Landlord shall cause as little interference to the Tenant as reasonably possible; and

(ii)	carry out any works or repairs in respect of the Premises in the Building Provided That in this connection the Landlord shall be responsible to make good all damage done to the Premises.

(m)           TO EXECUTE REPAIR ON RECEIPT OF NOTICE

On receipt of any reasonable notice from the Landlord or his authorised representatives specifying any works or repairs which they require to be done and which are the responsibility of the Tenant within a reasonable times to put in hand and execute the same with all possible despatch and without any delay.

(n)	NOT TO ERECT INSTALL OR ALTER PARTITIONING FIXTURES ETC. WITHOUT LANDLORD'S CONSENT

Not without the previous written consent of the Landlord (which consent shall not be unreasonably withheld) to erect, install or alter any fixtures partitioning or other erection or installation in the Premises or any part thereof.

(o)           TO REMOVE ILLEGAL STRUCTURES

To remove at the cost of the Tenant any structure erections partitions and other alterations put up by the Tenant at any time during the said term if required by the Building Authority or other competent Government Departments where the same were or have been put up by the Tenant with or without the consent of the Landlord to make good all damage caused by such removal. The Landlord shall not be responsible to the Tenant for any loss suffered by the Tenant in any way as a result of such removal.

(p)           NOT TO CUT INJURE OR MAIM WALLS, ETC.

Not to cut, maim, injure, drill into, mark or deface or permit or suffer to be cut maimed injured drilled into marked or defaced any doors, windows, walls, beams, structural members or any part of the fabric of the Premises nor any of the plumbing or sanitary apparatus or installations included therein without the previous consent of the Landlord which consent shall not be unreasonably withheld.

(q)           NOT TO DRIVE NAILS ETC. INTO CEILINGS, WALLS OR FLOORS

Not to drive or insert or permit or suffer to be driven or inserted any nails, screws, hooks, brackets or similar articles into the ceilings walls or floors of the Premises without the previous consent of the Landlord which shall not be unreasonably withheld nor without the like consent to lay or use any floor covering which may damage the existing flooring.

(r)           NOT TO DISPLAY SIGNS, NAME ETC. EXCEPT IN PLACES PROVIDED

Not to affix or display or permit or suffer to be affixed or displayed outside the Premises any signboard, sign, decoration or other device whether illuminated or not, which may be visible from outside the Premises save that:-

(i)   Tenant shall be entitled at his own expense in display his name exhibited in English and Chinese in such form or lettering or characters to be approved by the Landlord on the Directory Boards (if the same are provided in the Building);

(ii)	Tenant shall be entitled at his own expense to have his name painted or affixed in plain lettering and characters to be approved by the Landlord on the Tenant’s entrance door or doors.

If Tenant carries on business under a name other than his own name, he shall notify the Landlord of the name under which his business is carried on and shall be entitled to have that name displayed painted or affixed as aforesaid but the Tenant shall not be entitled to change the business name without the previous written consent of the Landlord which the Landlord may give or withhold at his discretion and without prejudice to the foregoing, the Landlord may, in connection with any application for consent under this Clause, require the Tenant to produce such evidence as he may think fit to show that no breach of Clause 2(al) has taken place or is about to take place.

(s)           NO HANGING IN COMMON PARTS

Not to use or cause or permit the use of the corridors, staircases or other common passages of the Building for the purpose of drying laundry or hanging or placing or storing any article or thing thereon or therein and not to permit the Tenant’s agents, servants, employees, guests invitees to use the same for loitering or eating.

(t)           NOT TO ENCUMBER OR OBSTRUCT PASSAGES AND COMMON AREAS, ETC.

Not to encumber or obstruct or permit to be encumbered or obstructed with any box packaging or other obstruction of any kind or nature any of the entrance, staircases, landings, passages, lifts, lobbies or other parts of the Building in common use and not to leave rubbish or any other article or thing in any part of the Building not in the exclusive occupation of the Tenant.

(u)           NOT TO LAY WIRING OR CABLES ETC. IN THE PUBLIC AREAS

Not to lay install affix or attach any wiring cables or other articles or things in or upon any of the entrances staircases landings passageways lobbies or public area.

(v)           NO SUPPORTS ETC. ERECTED ON EXTERIOR WALLS

Not to install or affix or erect any supports or any iron brackets or venetian blinds or sun blinds of any description to or on any part of the exterior walls of the Building for any purpose including the installation of air-conditioners without prior written approval of the Landlord.

(w)          NO OPENINGS ON EXTERIOR WALL

Not to make any openings on any part of the exterior walls of the Building except with the written consent of the Landlord.

(x)          NO SHELTERS ON FLAT ROOFS, ETC.

Not to erect any shelters or coverings on any part of the flat-roofs or roof of the Building.

(y)           NO WIRING FROM WINDOW

Not to erect or hang any wire or aerial wiring from the windows or outside the exterior walls of the Building.

(z)           NOT TO OVERLOAD

Not to store or place any goods machinery or other things on or in any part of the Premises which impose a loading exceeding 150 lbs. per square foot.

(aa)         COMPLYING WITH GOVERNMENT REGULATIONS

All machinery placed on or affixed to the Premises must be cushioned and the number of workers working or staying in the Premises must be restricted in accordance with Government Regulations.

(ab)        NOT TO INSTALL FURNANCE, ETC. WITHOUT PRIOR GOVERNMENT PERMISSION

Not to install any furnace, boiler or other plant or equipment in the Premises or use any fuel that might in any circumstances produce smoke without first obtaining permission in writing from the Commissioner of Labour Provided That such installation or user shall not amount to a breach of any terms and conditions in the Government Grant or the Deed of Mutual Covenant and the Management Agreement (if any) of the Building.

(ac)         FIRE-FIGHTING EQUIPMENT

All fire-fighting equipment (if any) installed in the Premises shall be and remain the property of the Landlord and the Tenant shall take due care thereof and in particular the Tenant shall not allow such equipment to be moved to any other position. The Tenant shall further pay the annual charge or fees of all the fire-fighting equipment installed in the Premises.

(ad)         TO ELIMINATE AND REDUCE VIBRATION AND DUMPING PRODUCED BY MACHINERIES

The Tenant shall mount and equip his machinery particularly machinery with horizontal reciprocating action and every part thereof with anti-vibration absorbers and anti-dumping absorbers of such types and designs as first approved of in writing by the Landlord's architect and shall comply with all directions or orders of the Landlord for eliminating and reducing vibrations and dumping produced by the operation and running of any of the machinery installed at the Premises.

(ae)         NOT TO ALTER SMOKE LOBBY DOORS

Not to alter the position of the smoke lobby doors or to make any additions to such doors.

(af)         NOT TO OVERLOAD LIFTS

Not to overload the lifts in the Building in excess of their maximum capacity and to be responsible for any damage caused by any breach hereof.

(ag)        NOT TO PREPARE FOOD OR PERMIT ODOURS

Not to prepare or permit or suffer to be prepared any food in the Premises or to cause or permit any offensive or unusual odours to be produced upon permeate through or emanate from the Premises.

(ah)        NOT TO PRODUCE MUSIC OR NOISE AUDIBLE OUTSIDE

Not to produce or permit or suffer to be produced any music or noise (including sound produced by broadcasting or any apparatus or equipment capable of producing, reproducing, receiving or recording sound) so as to cause a nuisance to other users of the Building and where music is to be regularly played to install at the Tenant’s cost or expense and to the satisfaction of the Landlord adequate sound proofing or insulation devices in the Premises.

(ai)         NOT TO PERMIT ANY NUISANCE OR ANNOYANCE

Not to do or permit or suffer to be done any act or thing which may be or become a nuisance or annoyance to the Landlord or to the tenants or occupiers of the other premises in the Building or in any adjoining or neighbouring building.

(aj)         NOT TO KEEP ITEMS OF COMBUSTIBLE OR HAZARDOUS GOODS

Not to keep or store or permit or suffer to be kept or stored in the Premises any arms, ammunition, gun-powder, salt-petre, kerosene or other explosive or combustible substance or otherwise unlawful or dangerous or hazardous goods except with the consent and approval of the appropriate Government authorities. If consent and approval has been obtained, certified copy of the Consent and Approval Letter or License should be produced to the Landlord before the storage.

(ak)        NOT TO KEEP ANIMALS OR PETS AND TO PREVENT INFECTION

Not to keep or permit or suffer to be kept any animals or pets inside the Premises and to take all such steps and precautions to the satisfaction of the Landlord to prevent the Premises or any part thereof from becoming infested by termites, rates, mice, roaches or any other pests or vermin.

(al)        NOT TO ASSIGN UNDERLET, ETC.

Not to assign, underlet, part with possession of or transfer the Premises or any part thereof or any interest therein nor permit or suffer any arrangement or transaction whereby any person who is not a party to this Agreement obtains the use, possession, occupation or enjoyment of the Premises or any part thereof irrespective of whether any rental or other consideration is given therefor. The tenancy shall be personal to the Tenant named in this Agreement and without in any way limiting the generality of the foregoing, the following acts and events shall, unless approved in writing, be deemed to be breaches of this Clause:-

(i)	in the case of a tenant which is a partnership, the taking in of one or more new partners whether on the death or retirement of an existing partner or otherwise;

(ii)
in the case of a tenant who is an individual (including a sole surviving partner or a partnership tenant) the death insanity or other disability of that individual to the intent that no right to use possess occupy or enjoy the Premises or any part thereof shall vest in the executors administrators personal representatives next of kin trustee or committee of any such individual;

(iii)	in the case of a corporation, any reconstruction, amalgamation, merger or voluntary liquidation or any change in shareholding or in the control of ultimate beneficial ownership.

(iv)
the giving by the Tenant of a Power of Attorney or similar authority whereby the donee of the power obtains the right to use, possess, occupy or enjoy the Premises or any part thereof or does in fact use, possess, occupy or enjoy the same.

(am) NOT TO BREACH GOVERNMENT LEASE OR CAUSE INSURANCE TO BE VOIDED OR PREMIUM INCREASED

Not to do or permit or suffer to be done any act deed matter or thing whatsoever which amounts to a breach of any of the terms and conditions under which the land on which the Building stands is held from the Government or whereby any insurance on the Building against loss or damage by fire and/or claims by third parties for the time being in force may be rendered void or voidable or whereby the premium thereon may be increased Provided That if as the result of any act deed matter or thing done permitted or suffered by the Tenant the premium on any such policy of insurance shall be increased the Landlord shall be entitled at his option either to terminate this Agreement or to continue the same upon payment by the Tenant of the additional premium and upon such other terms and conditions as the Landlord may at his discretion think fit to impose.

(an)                      TO COMPLY WITH DEED OF MUTUAL COVENANT AND ORDINANCES, ETC.

To obey and comply with and to indemnify the Landlord against the breach of the Deed of Mutual Covenant and Management Agreement (if any) of the Building and all ordinances, regulations, by-laws, rules and requirements of any Governmental or other competent authority relating to the conduct and carrying on of the Tenant’s business on the Premises or to any other acts deeds matters or things done permitted suffered or omitted therein or thereon by the Tenant or any employee agent or licensee of the Tenant.

(ao)                      TO MAKE GOOD DAMAGE TO BUILDING

To make good at the expenses of the Tenant any portion of the Building which may be damaged through any omission act or default of the Tenant or of any of his servants, visitors or through the escape of water, fire, smoke or fumes from or explosion in the Premises.

(ap)                      TO REIMBURSE LANDLORD FOR WORK DONE

To reimburse the Landlord for the costs of any work which the Tenant is liable to perform hereunder and has defaulted in performing the same including but not limited to all reasonable costs incurred by the Landlord in cleansing or clearing any of the drains pipes or sanitary or plumbing apparatus choked or stopped up owing to the careless or improper use or neglect by the Tenant or any employee agent or licensee of the Tenant.

(aq)                      TO BE RESPONSIBLE FOR LOSS OR DAMAGE CAUSED BY INTERIOR DEFECTS

To be wholly responsible for any loss damage or injury caused to any other person whomsoever directly or indirectly through the defective or damaged condition of any part of the interior of the Premises save and except where such loss damage or injury arises through the breach or non-observance or non-performance by the Landlord of the Landlord's covenants or through the neglect or lack of proper skill on the part of the Landlord or any employee contractor or agent of the Landlord and Subject as aforesaid to make good the same by payment or otherwise and to indemnify the Landlord against all actions, proceedings, claims and demands made upon the Landlord in respect of any such loss damage or injury and all costs and expenses incidental thereto.

(ar)                      TO BE RESPONSIBLE FOR CONTRACTORS SERVANTS AGENTS AND LICENSEES

To be responsible to the Landlord for the acts neglects and defaults of all contractors, servants, agents and licensees of the Tenant as if they were the acts neglects and defaults of the Tenant himself and for the purposes of this Agreement "Licensee" shall include any person present in using or visiting the Premises with the consent of the Tenant, express or implied.

(as)                      TO NOTIFY LANDLORD OF ACCIDENTS AND DEFECTS IN FITTINGS AND FIXTURES

To notify the Landlord of any accidents to or defects in the water pipes, gas pipes, electrical wire or fittings or other facilities provided by the Landlord in the Premises whether or not the Tenant is liable hereunder for the repair of the same upon the same coming to the knowledge of the Tenant.

(at)                      TO REMOVE REFUSE TO A PLACE SPECIFIED BY LANDLORD

To remove each day from the Premises all refuse and rubbish to such spot as shall be specified by the Landlord from time to time and subject to such reasonable rules and regulations as the Landlord may from time to time determine.

(au)                      RE-INSTATE PREMISES

The Landlord reserves the rights to request the Tenant to make good all damage caused or occasioned by the erection and removal of alterations partitions or other erections.

(av)                      TO YIELD UP AT THE END OF THE TERM

Quietly to yield up the Premises together with all fixtures, fittings and additions therein and thereto which the Landlord agrees to retain at the expiration or sooner determination of this tenancy in good clean and tenantable repair and condition (fair wear and tear excepted).

3.	LANDLORD’S COVENANTS

3.01           The Landlord hereby agrees with the Tenant as follows:-

(a)                      TO PAY GOVERNMENT RENT, ETC.

That the Landlord will pay the Government rent payable in respect of the Premises and the Property Tax (if any) payable in respect of the Premises and any expenses of a capital or non-recurring nature Provided That all charges and outgoings in relation to the Tenant’s own installations shall be borne by the Tenant solely.

(b)                      THE TENANT SHALL HAVE QUIET ENJOYMENT

That the Tenant paying the Rent and management fees and maintenance charges hereby agreed to be paid on the days and in manner herein provided for payment of the same and observing and performing the agreements, stipulations and conditions herein contained and on the Tenant’s part to be observed and performed shall peaceably hold and enjoy the Premises during the term without any interruption by the Landlord or any person lawfully claiming under or in trust for the Landlord.

(c)           TO KEEP IN REPAIR THE OUTSIDE MAIN WALLS AND ROOF, ETC.

To keep the outside main walls structure foundations and roof of the Building and the lift entrance hall, corridor, passages, staircases and the convenience (if any) intended for the common use of the occupants at all times in complete repair (including drains, gutters and external pipes) in accordance with the relevant provisions of the Deed of Mutual Covenant and/or the Management Agreement (if any).

4.	IT IS HEREBY FURTHER EXPRESSLY AGREED AND DECLARED AS FOLLOWS:-

(a)                      OTHER PROVISIONS LANDLORD’S RIGHT OF RE-ENTRY

If the Rent and/or air-conditioning charges and/or management fees and maintenance charges and/or rates and/or other charges hereby agreed to be paid or any part thereof shall be unpaid for seven days after the same shall become payable (whether legally or formally demanded or not) or if the Tenant shall fail or neglect to observe or perform any of the agreements stipulations or conditions herein contained and on the Tenant’s part to be observed and performed or if the Tenant shall become bankrupt or being a corporation shall go into liquidation (save for the purposes of amalgamation or reconstruction) or if any petition shall be filed for winding up of the Tenant or if the Tenant otherwise becomes insolvent or makes any composition or arrangement with creditors or shall suffer any execution to be levied on the Premises or otherwise on the Tenant’s goods then and in any such case it shall be lawful for the Landlord at any time thereafter to re-enter the Premises or any part thereof in the name of the whole whereupon this Agreement shall absolutely cease and determine but without prejudice to any right of action by the Landlord in respect of any outstanding breach or non-observance or non-performance of any of the agreements, stipulations and conditions herein contained and on the Tenant’s part to be observed and performed and to the Landlord's right to deduct all loss and damage thereby incurred from the deposit paid by the Tenant in accordance with Clause 5 hereof.

(b)           WRITTEN NOTICE SUFFICIENT EXERCISE OF RIGHT

A written notice served by the Landlord on the Tenant in manner hereinafter mentioned to the effect that the Landlord thereby exercises the power of re-entry herein contained shall be full and sufficient exercise of such power without actual entry on the part of the Landlord.

(c)           ACCEPTANCE OF RENT NOT WAIVER OF BREACH OF COVENANT

Acceptance of Rent (or management fees) by the Landlord shall not be deemed to operate as waiver by the Landlord of any right to proceed against the Tenant in respect of any breach non-observance or non-performance by the Tenant of any of the agreements, stipulations and conditions herein contained and on the Tenant’s part to be observed and performed.

(d)	LANDLORD NOT LIABLE FOR OVERFLOW OF WATER/TENANT TO INDEMNIFY LANDLORD AGAINST CERTAIN CLAIMS

The Landlord shall not be under any liability to the Tenant or to any other person whomsoever in respect of any loss or damage to person or property sustained by the Tenant or any such other person caused by or through or in any way owing to the overflow of water from any where within the Building save and except where such loss or damage to person or property arises through the breach or non-observance or non-performance by the Landlord of the Landlord's covenants or through the neglect or lack of proper skill on the part of the Landlord or any employee, contractor or agent of the Landlord. Subject as aforesaid, the Tenant shall fully and effectually indemnify the Landlord from and against all claims and demands made against the Landlord by any person in respect of any loss damage or injury caused by or through or in any way owing to the overflow of water from the Premises or to the neglect or default of the Tenant, his servants or agents or to the defective or damaged condition of the interior of the Premises or any fixtures or fittings, for the repair of which the Tenant is responsible hereunder and against all costs and expenses incurred by the Landlord in respect of any such claim or demand.

(e)           NO ADVANCE PAYMENT OF RENT

No advance payment of Rent has been paid to the Landlord except in pursuance to Clause 1 hereof.

(f)           LANDLORD NOT LIABLE FOR BREAKDOWN IN AIR-CONDITIONING OR LIFTS

The Landlord shall not in any circumstances be liable to the Tenant for any defect in or failure or breakdown of electricity, gas or water supply, lifts services or air-conditioning system nor shall the Rent or management fees and maintenance charges abate or cease to be payable on account thereof.

(g)           SUSPENSION OR ABATEMENT OF RENT IN CASE OF FIRE, ETC.

If the Premises or the Building or any part thereof shall at any time during the tenancy rendered be inaccessible or so destroyed or damaged owing to fire, water storm, wind, typhoon, defective construction, white ants, earthquake subsidence of the ground or any calamity beyond the control of the Landlord as to render the Premises unfit for habitation and use and the policy or policies of insurance effected by the Landlord shall not have been vitiated or payment of the policy moneys refused in whole or in part in consequence of any act or default of the Tenant or if at any time during the continuance of this tenancy the Premises or the Building shall be condemned as a dangerous structure or a demolition order or closing order shall become operative in respect of the Premises or the Building then the Rent hereby reserved or a fair proportion thereof according to the nature and extent of the damage sustained or order made shall after the expiration of the then current month be suspended and ceased until the Premises or the Building shall again be rendered accessible or fit for habitation and use (as the case may be) Provided That should the Premises or the Building not have been reinstated in the meantime either the Landlord or the Tenant may at any time after three months from the occurrence of such damage or destruction or order give to the other of them notice in writing to determine this present tenancy and thereupon the same and everything herein contained shall determine as from the date of the occurrence of such destruction or damage or order of the Premises or of the Building becoming inaccessible but without prejudice to the rights and remedies of either party against the other in respect of any antecedent claim or breach of the agreements, stipulations, terms and conditions herein contained or of the Landlord in respect of the Rent and management fees and other charges payable hereunder prior to the coming into effect of the suspension.

(h)                      FOR THE PURPOSE OF DISTRAINT RENT IN ARREARS IF NOT PAID IN ADVANCE ON DUE DATE

For the purposes of Part III of the Landlord and Tenant (Consolidation) Ordinance Cap.7 and of these presents the Rent and management fees and other charges payable in respect of the Premises shall be and be deemed to be in arrears if not paid in advance at the times and in manner hereinbefore provided for payment thereof. All costs and expenses for and incidental to any distraint shall be paid by the Tenant and is recoverable from him as a debt on a full indemnity basis. For the purpose of distraint and these presents, any outstanding management fees payable in respect of the Premises shall be deemed to be arrears of rent.

(i)           NO WAIVER BY LANDLORD

No condoning, excusing or waiving by the Landlord of any default breach or non-observance or non-performance by the Tenant at any time or times of any of the Tenant’s obligations herein contained shall operate as a waiver of the Landlord's rights hereunder in respect of any continuing or subsequent default breach or non-performance or non-observance or so as to defeat or affect in any way the rights and remedies of the Landlord hereunder in respect of any such continuing or subsequent default or breach and no waiver by the Landlord shall be inferred from or implied by anything done or omitted by the Landlord unless expressed in writing and signed by the Landlord. Any consent given by the Landlord shall operate as a consent only for the particular matter to which it relates and in no way shall be considered as a waiver or release of any of the provisions hereof nor shall it be construed as dispensing with the necessity or obtaining the specific written consent of the Landlord in the future unless expressly so provided.

(j)                      LANDLORD CAN EXHIBIT LETTING NOTICES DURING LAST THREE MONTHS OF TERM

During the three months immediately preceding the expiration of the term hereby created, the Landlord shall be at liberty to affix and maintain without interference upon any external part of the Premises a notice stating that the Premises are to be let and such other information in connection therewith as the Landlord shall reasonably require and the Landlord shall be at liberty with prior arrangement with the Tenant to show the Premises to prospective tenants.

(k)                      LANDLORD IS ENTITLED TO CHANGE THE NAME OF THE BUILDING

The Landlord shall at any time during the term hereby granted be entitled to change the name of the Building on giving reasonable notice to the Tenant and in respect thereof the Landlord shall not be liable in damages to the Tenant or be made a party to any other proceedings or for costs of expenses of whatsoever nature incurred by the Tenant as a result of such change.

(l)                      NO WARRANTY AS TO USER

The Landlord does not warrant that the Premises are suitable for any particular purpose.

(m)                      SERVICE OF NOTICE

Any notice required to be served hereunder shall if to be served on the Tenant be sufficiently served if addressed to the Tenant and sent by prepaid post to or delivered at the Premises or the Tenant’s registered office or last known place of business or residence in Hong Kong and if to be served on the Landlord shall be sufficiently served if addressed to the Landlord and sent by prepaid post to or delivered to the Landlord's registered office or address as shown in this Agreement.

(n)                      STAMP DUTY AND COSTS

Each party shall pay its own costs for the preparation and completion of this Agreement.  All the stamp duty and other disbursements on this Agreement and its counterpart and the Land Registry registration fee shall be borne by the parties herein in equal shares.

5.  (a)                      TENANT’S DEPOSIT

The Tenant shall on the signing hereof deposit and maintain with the Landlord a deposit of the amount as set out in the Third Schedule hereto to secure the due observance and performance by the Tenant of the agreements stipulations and conditions herein contained and on the Tenant’s part to be observed and performed.  The said deposit shall be retained by the Landlord throughout the term free of any interest to the Tenant and in the event of any breach or non-observance or non-performance by the Tenant of any of the said agreements, stipulations or conditions aforesaid, the Landlord shall be entitled to terminate this Agreement and to forfeit the said deposit by way of liquidated damages without prejudice to the Landlord's right to claim against the Tenant for further damages suffered by the Landlord as a result of the Tenant’s breach of this Agreement.  Notwithstanding the foregoing, the Landlord may in any such event at his option elect nor to terminate this Agreement and forfeit the deposit but to deduct therefrom the amount of any monetary loss incurred by the Landlord in consequence of the breach non-observance or non-performance by the Tenant in which event the Tenant shall as a condition precedent to the continuation of the tenancy deposit with the Landlord the amount so deducted and if the Tenant shall fail so to do, the Landlord shall forthwith be entitled to re-enter the Premises and to determine this Agreement and forfeit the deposit as hereinbefore provided.

(b)           REPAYMENT OF DEPOSIT

Subject as aforesaid, the said deposit shall be refunded to the Tenant by the Landlord without interest within thirty days after the expiration or sooner determination of this Agreement and the delivery of vacant possession to the Landlord or within thirty days of the settlement of the last outstanding claim by the Landlord against the Tenant in respect of any breach non-observance or non-performance of any of the agreements, stipulations or conditions herein contained and on the part of the Tenant to be observed and performed whichever is the later.

(c)           TRANSFER OF DEPOSIT

In the event that the Landlord shall assign its reversionary interest in the Premises, the Tenant shall agree to the Landlord transferring the said deposit to the assignee and shall waive its right to recover the said deposit from the Landlord upon receipt of a written notice from the Landlord that such transfer has been effected.

6.           OPTION OF RENEWAL

6.01           If the Tenant shall be desirous of taking a tenancy of the Premises for a further term of years as mentioned in the said Third Schedule from the expiration of the term hereby created at the rent and on the terms and conditions hereinafter mentioned and shall, not less than three months before the expiration of the term hereby created give to the Landlord notice in writing of such his desire and if he shall have paid the Rent and shall have reasonably performed and observed the several stipulations herein contained and on his part to be performed and observed up to the termination of the tenancy hereby created then the Landlord will let the Premises to the Tenant for the said further term at the rent as mentioned in the said Third Schedule Subject in all other respects to the same stipulations as are herein contained except this Clause for renewal.

7.              LAWS
7.01              This Agreement shall be construed and take effect in accordance with Hong Kong Law.

8.              HEADING NOTES

8.01        The heading notes are intended for guidance only and do not form part of this Agreement nor shall any of the provisions in this Agreement be construed or interpreted by reference thereto or in any way affected or limited thereby.

THE FIRST SCHEDULE ABOVE REFERRED TO

Landlord:	JING WAH GARMENTS MANUFACTORY COMPANY LIMITED (正華製衣有限公司) whose registered office is situate at 8th Floor, Jing Wah Building, 10 Sam Chuk Street, San Po Kong, Kowloon, Hong Kong

Tenant:	SUPERTEX, LIMITED whose registered office is situate at Ground Floor, Jing Wah Building, 10 Sam Chuk Street, Sanpokong, Kowloon, Hong Kong

THE SECOND SCHEDULE ABOVE REFERRED TO

Premises: ALL THAT UNIT A on the FOURTH FLOOR, of NO.10 SAM CHUK STREET Kowloon, Hong Kong erected on NEW KOWLOON INLAND LOT NO.4437 (Area: 4,500 sq. ft.)

THE THIRD SCHEDULE ABOVE REFERRED TO

Term:	For the term of THREE YEARS commencing on the 16th day of September 2009 and expiring on the 15th day of September 2012 (both days inclusive).

Rent:
HK$13,050.00 per calendar month (exclusive of rates and management fee) payable in advance clear of all deductions on the 1st day of each and every calendar month. The first payment to be made upon the signing hereof.

User:                      As factory use under the name of Tenant.

Deposit:                      HK$13,050.00.

Renewal
Further Term of Years: THREE (3) YEARS from the expiration of the term hereby granted.

Monthly Rent: At the then current market rental.

AS WITNESS the hands of the parties hereto the day and year first above written.

SIGNED by:                                                                )
           )
for and on behalf of the Landlord                                                                           )
in the presence of:-                                                                )

SIGNED by:                                                                 )
)
for and on behalf of the Tenant                                                                           )
in the presence of:-                                                                )
Dated the           11th                                           day of            September        2009

&&&&&&&&&&&&&&&&&&&&&&&&&&&&&&&&&
TENANCY AGREEMENT
&&&&&&&&&&&&&&&&&&&&&&&&&&&&&&&

LEASE 3

This Agreement is made the     11th                                                                           day of             September                          2009

BETWEEN the Landlord and the Tenant whose names address or registered office and descriptions are more particularly described and set out in the First Schedule hereto.

WHEREBY IT IS AGREED as follows:

1.   PREMISES/TERM/RENT

1.01 The Landlord shall let and the Tenant shall take All That the Premises more particularly described and set out in the Second Schedule hereto ("the Premises") Together with right to use two car parking spaces as designated from time to time by  the Landlord ("the Car Parking Spaces") free of payment of rent save and except the rates and management fees (if any) And Together with the use in common with   the  landlord and all others having the like right of the entrance staircases, passages landings and lavatories (if any) of the building of which the Premises form part more particularly described in the said Second Schedule ("the Building") in so far as the same are necessary for the proper use and enjoyment of the Premises and the Car Parking Spaces (and except in so far as the Landlord may from time to time restrict such use) and together with the use in common with others of the lifts and central air-conditioning, if any, (whenever the same shall be operating) for the term and at the rent ("the Rent") and in manner more particularly described and set out in the Third Schedule hereto Subject to and with the benefit of the Deed of Mutual Covenant and the Management Agreement (if any) of the Building.

2.  TENANT’S COVENANTS

2.01   The Tenant hereby agrees with the Landlord as follows: -

(a)    TO PAY RENT
To pay the Rent on the days and in manner described and set out in the said Third Schedule.

(b)    TO PAY AIR-CONDITIONING AND OTHER CHARGES
To pay or discharge all air-conditioning (if any), maintenance or management fee or charges in respect of the Premises and the Car Parking Spaces duly and in accordance with the provisions of the Deed of Mutual Covenant and Management Agreement (if any) of the Building.

(c)    TO PAY RATES TAXES, ETC.
To pay and discharge all rates, taxes, assessments, duties, charges, impositions and outgoings of an annual or recurring nature now or hereafter to be assessed imposed or charged by the Government of Hong Kong or other lawful authority upon the Premises and the Car Parking Spaces or upon the owner or occupier thereof (Government rent and Property Tax (if any) and outgoing of a capital or nonrecurring nature only (if any) expected) Provided That all charges and outgoings in relation to the TENANT'S own installations shall be borne by the Tenant solely.

(d)    TO PAY GAS, WATER AND ELECTRICITY CHARGES
To pay and discharge all charges for gas, water, electricity and telephone rental and other outgoings now or at any time hereafter consumed by the Tenant and chargeable in respect of the Premises and to make all necessary deposits therefor.

(e)    USER
Not to use the Premises for any purpose other than for the purpose and under the name as described and set out in the said Third Schedule and not to use the Car Parking Spaces for other purposes except for parking of vehicles belonged to the Tenant or his employee(s).

(f)   NOT TO USE PREMISES AS SLEEPING QUARTERS OR DOMESTIC PREMISES
Not to use or permit or suffer the Premises or any part thereof to be used as sleeping quarters or as domestic premises within the meaning of the Landlord and Tenant (Consolidation) Ordinance or similar legislation for the time being in force.

(g)    NOT TO PERMIT ILLEGAL OR IMMORAL USE
Not to use or permit or suffer the Premises to be used for any illegal or immoral purpose or for any purpose which is in contravention of the terms and conditions contained in the Government Lease or Conditions under which the Premises are held from the Government and not to carry on any trade or business thereon which is now or may hereafter be declared to be an offensive trade under the Public Health & Urban Services Ordinance or any other Ordinances or Regulations and any enactment amending or substituting the same.

(h)    TO KEEP INTERIOR, ETC. IN REPAIR
To keep all the interior of the Premises including the flooring and interior plaster or other finishes or rendering to walls floors and ceilings and the Landlord's fixtures therein including all doors windows installations/wiring/pipes/drains in the Premises for the supply of water gas electricity and for sanitation (inclusive of basins sinks baths and sanitary conveniences) in good clean and tenantable repair and condition and properly preserved and painted and so to maintain the same at the expense of the Tenant and to deliver up the same to the Landlord at the expiration or sooner determination of the said term in like condition (fair wear and tear excepted).

(i)   TO PROTECT INTERIOR FROM APPROACHING TYPHOONS
To take all reasonable precautions to protect the interior of the Premises against damage by storm or typhoon or the like.

(j) TO REPAIR AND REPLACE ELECTRICAL WIRING ETC. WITHIN THE PREMISES
To repair or replace if so required by the appropriate supply company statutory undertaker or authority (as the case may be) under the terms of any Electricity Supply or similar Ordinance for the time being in force or any Orders in Council or Regulations made thereunder all electrical wiring installations and fittings within the Premises from the Tenant’s meter or meters to and within the same.

(k) TO KEEP SANITARY AND WATER APPARATUS USED EXCLUSIVELY IN GOOD REPAIR
To keep the sanitary and water apparatus used exclusively by the Tenant and his  servants, agents and licensees in good clean and tenantable repair and condition (fair wear and tear excepted) to the satisfaction of the Landlord and in accordance with the Regulations or by-laws of all Public Health and other Government Authorities concerned.

(l)    TO PERMIT LANDLORD TO ENTER, VIEW AND TO REPAIR, ETC.
To permit the Landlord and all persons authorised by him at all reasonable times upon prior appointment except in case of emergency to enter and:-

(i)
view the state of repair of the Premises, to take inventories of the fixtures therein, to carry out any works or repairs which may be required to be done, and during the last three months of the said term, to show the Premises to prospective tenants or purchasers Provided That the Landlord shall cause as little interference to the Tenant as reasonably possible; and

(ii)	carry out any works or repairs in respect of the Premises in the Building Provided That in this connection the Landlord shall be responsible to make good all damage done to the Premises.

(m) TO EXECUTE REPAIR ON RECEIPT OF NOTICE
On receipt of any reasonable notice from the Landlord or his authorised representatives specifying any works or repairs which they require to be done and which are the responsibility of the Tenant within a reasonable times to put in hand and execute the same with all possible despatch and without any delay.

(n)   NOT TO ERECT INSTALL OR ALTER PARTITIONING FIXTURES ETC. WITHOUT LANDLORD'S CONSENT
Not without the previous written consent of the Landlord (which consent shall not be unreasonably withheld) to erect, install or alter any fixtures partitioning or other erection or installation in the Premises or any part thereof.

(o)   TO REMOVE ILLEGAL STRUCTURES
To remove at the cost of the Tenant any structure erections partitions and other alterations put up by the Tenant at any time during the said term if required by the Building Authority or other competent Government Departments where the same were or have been put up by the Tenant with or without the consent of the Landlord to make good all damage caused by such removal. The Landlord shall not be responsible to the Tenant for any loss suffered by the Tenant in any way as a result of such removal.

(p)  NOT TO CUT INJURE OR MAIM WALLS, ETC.
Not to cut, maim, injure, drill into, mark or deface or permit or suffer to be cut maimed injured drilled into marked or defaced any doors, windows, walls, beams, structural members or any part of the fabric of the Premises nor any of the plumbing or sanitary apparatus or installations included therein without the previous consent of the Landlord which consent shall not be unreasonably withheld.

(q)  NOT TO DRIVE NAILS ETC. INTO CEILINGS, WALLS OR FLOORS
Not to drive or insert or permit or suffer to be driven or inserted any nails, screws, hooks, brackets or similar articles into the ceilings walls or floors of the Premises without the previous consent of the Landlord which shall not be unreasonably withheld nor without the like consent to lay or use any floor covering which may damage the existing flooring.

(r)  NOT TO DISPLAY SIGNS, NAME ETC. IN PLACES PROVIDED
Not to affix or display or permit or suffer to be affixed or displayed outside the Premises any signboard, sign, decoration or other device whether illuminated or not, which may be visible from outside the Premises save that:-

~~(i)~~
Tenant shall be entitled at his own expense in display his name exhibited in English and Chinese in such form or lettering or characters to be approved by the Landlord on the Directory Boards (if the same are provided in the Building); and

(ii)	Tenant shall be entitled at his own expense to have his name painted or affixed in plain lettering and characters to be approved by the Landlord on the Tenant’s entrance door or doors.

If Tenant carries on business under a name other than his own name, he shall notify the Landlord of the name under which his business is carried on and shall be entitled to have that name displayed painted or affixed as aforesaid but the Tenant shall not be entitled to change the business name without the previous written consent of the Landlord which the Landlord may give or withhold at his discretion and without prejudice to the foregoing, the Landlord may, in connection with any application for consent under this Clause, require the Tenant to produce such evidence as he may think fit to show that no breach of Clause 2(al) has taken place or is about to take place.

(s)   NO HANGING IN COMMON PARTS
Not to use or cause or permit the use of the corridors, staircases or other common passages of the Building for the purpose of drying laundry or hanging or placing or storing any article or thing thereon or therein and not to permit the Tenant’s agents, servants, employees, guests and invitees to use the same for loitering or eating.

(t) NOT TO ENCUMBER OR OBSTRUCT PASSAGES AND COMMON AREAS, ETC.
Not to encumber or obstruct or permit to be encumbered or obstructed with any box packaging or other obstruction of any kind or nature any of the entrance, staircases, landings, passages, lifts, lobbies or other parts of the Building in common use and not to leave rubbish or any other article or thing in any part of the Building not in the exclusive occupation of the Tenant.

(u)   NOT TO LAY WIRING OR CABLES ETC. IN THE PUBLIC AREAS
Not to lay install affix or attach any wiring cables or other articles or things in or upon any of the entrances staircases landings passageways lobbies or public area except with the written consent of the Landlord.

(v)    NO SUPPORTS ETC. ERECTED ON EXTERIOR WALLS
Not to install or affix or erect any supports or any iron brackets or venetian blinds or sun blinds of any description to or on any part of the exterior walls of the Building for any purpose including the installation of air-conditioners without prior written approval of the Landlord.

(w)   NO OPENINGS ON EXTERIOR WALL
Not to make any openings on any part of the exterior walls of the Building except with the written consent of the Landlord.

(x)    NO SHELTERS ON FLAT ROOFS, ETC.
Not to erect any shelters or coverings on any part of the flat-roofs or roof of the Building.

(y)    NO WIRING FROM WINDOW
Not to erect or hang any wire or aerial wiring from the windows or outside the exterior walls of the Building.

(z)    NOT TO OVERLOAD
Not to store or place any goods machinery or other things on or in any part of the Premises which impose a loading exceeding 150 lbs. per square foot.

(aa)   COMPLYING WITH GOVERNMENT REGULATIONS
All machinery placed on or affixed to the Premises must be cushioned and the number of workers working or staying in the Premises must be restricted in accordance with Government Regulations.

(ab) NOT TO INSTALL FURNANCE, ETC. WITHOUT PRIOR GOVERNMENT PERMISSION
Not to install any furnace, boiler or other plant or equipment in the Premises or use any fuel that might in any circumstances produce smoke without first obtaining permission in writing from the Commissioner of Labour Provided That such installation or user shall not amount to a breach of any terms and conditions in the Government Lease or the Deed of Mutual Covenant and the Management Agreement (if any) of the Building.

(ac)  FIRE-FIGHTING EQUIPMENT
All fire-fighting equipment (if any) installed in the Premises shall be and remain the property of the Landlord and the Tenant shall take due care thereof and in particular the Tenant shall not allow such equipment to be moved to any other position. The Tenant shall further pay the annual charge or fees of all the fire-fighting equipment installed in the Premises.

(ad)  TO ELIMINATE AND REDUCE VIBRATION AND DUMPING PRODUCED BY MACHINERIES
The Tenant shall mount and equip his machinery particularly machinery with horizontal reciprocating action and every part thereof with anti-vibration absorbers and anti-dumping absorbers of such types and designs as first approved of in writing by the Landlord's architect and shall comply with all directions or orders of the Landlord for eliminating and reducing vibrations and dumping produced by the operation and running of any of the machinery installed at the Premises.

(ae)  NOT TO ALTER SMOKE LOBBY DOORS
Not to alter the position of the smoke lobby doors or to make any additions to such doors.

(af)   NOT TO OVERLOAD LIFTS
Not to overload the lifts in the Building in excess of their maximum capacity and to be responsible for any damage caused by any breach hereof.

(ag)  NOT TO PREPARE FOOD OR PERMIT ODOURS
Not to prepare or permit or suffer to be prepared any food in the Premises or to cause or permit any offensive or unusual odours to be produced upon permeate through or emanate from the Premises.

(ah)  NOT TO PRODUCE MUSIC OR NOISE AUDIBLE OUTSIDE
Not to produce or permit or suffer to be produced any music or noise (including sound produced by broadcasting or any apparatus or equipment capable of producing, reproducing, receiving or recording sound) so as to cause a nuisance to other users of the Building and where music is to be regularly played to install at the Tenant’s cost or expense and to the satisfaction of the Landlord adequate sound proofing or insulation devices in the Premises.

(ai)   NOT TO PERMIT ANY NUISANCE OR ANNOYANCE
Not to do or permit or suffer to be done any act or thing which may be or become a nuisance or annoyance to the Landlord or to the tenants or occupiers of the other premises in the Building or in any adjoining or neighbouring building.

(aj)   NOT TO KEEP ITEMS OF COMBUSTIBLE OR HAZARDOUS GOODS

Not to keep or store or permit or suffer to be kept or stored in the Premises and the Car Parking Spaces any arms, ammunition, gun-powder, salt-petre, kerosene or other explosive or combustible substance or otherwise unlawful or dangerous or hazardous goods except with the consent and approval of the appropriate Government authorities. If consent and approval has been obtained, certified copy of the Consent and Approval Letter or License should be produced to the Landlord before the storage.

(ak)  NOT TO KEEP ANIMALS OR PETS AND TO PREVENT INFECTION
Not to keep or permit or suffer to be kept any animals or pets inside the Premises and to take all such steps and precautions to the satisfaction of the Landlord to prevent the Premises or any part thereof from becoming infested by termites, rates, mice, roaches or any other pests or vermin.

(al)    NOT TO ASSIGN UNDERLET, ETC.
Not to assign, underlet, part with possession of or transfer the Premises and/or the Car Parking Spaces or any part thereof or any interest therein nor permit or suffer any arrangement or transaction whereby any person who is not a party to this Agreement obtains the use, possession, occupation or enjoyment of the Premises and/or the Car Parking Spaces or any part thereof irrespective of whether any rental or other consideration is given therefor except with the written consent of the Landlord. The tenancy shall be personal to the Tenant named in this Agreement and without in any way limiting the generality of the foregoing, the following acts and events shall, unless approved in writing, be deemed to be breaches of this Clause:-

xxxx

(i)	in the case of a tenant which is a partnership, the taking in of one or more new partners whether on the death or retirement of an existing partner or otherwise;

(ii)
in the case of a tenant who is an individual (including a sole surviving partner or a partnership tenant) the death insanity or other disability of that individual to the intent that no right to use possess occupy or enjoy the Premises or any part thereof shall vest in the executors administrators personal representatives next of kin trustee or committee of any such individual;

(iii)	in the case of a corporation, any reconstruction, amalgamation, merger or voluntary liquidation or any change in shareholding or in the control of ultimate beneficial ownership; and

(iv)
the giving by the Tenant of a Power of Attorney or similar authority whereby the donee of the power obtains the right to use, possess, occupy or enjoy the Premises and/or the Car Parking Spaces or any part thereof or does in fact use, possess, occupy or enjoy the same.

(am)  NOT TO BREACH GOVERNMENT LEASE OR CAUSE INSURANCE TO BE VOIDED OR PREMIUM INCREASED
Not to do or permit or suffer to be done any act deed matter or thing whatsoever which amounts to a breach of any of the terms and conditions under which the land on which the Building stands is held from the Government or whereby any insurance on the Building against loss or damage by fire and/or claims by third parties for the time being in force may be rendered void or voidable or whereby the premium thereon may be increased Provided That if as the result of any act deed matter or thing done permitted or suffered by the Tenant the premium on any such policy of insurance shall be increased the Landlord shall be entitled at his option either to terminate this Agreement or to continue the same upon payment by the Tenant of the additional premium and upon such other terms and conditions as the Landlord may at his discretion think fit to impose.

(an)  TO COMPLY WITH DEED OF MUTUAL COVENANT AND ORDINANCES, ETC.
To obey and comply with and to indemnify the Landlord against the breach of the Deed of Mutual Covenant and Management Agreement (if any) of the Building and all ordinances, regulations, by-laws, rules and requirements of any Governmental or other competent authority relating to the conduct and carrying on of the Tenant’s business on the Premises or to any other acts deeds matters or things done permitted suffered or omitted therein or thereon by the Tenant or any employee agent or licensee of the Tenant.

(ao)   TO MAKE GOOD DAMAGE TO BUILDING
To make good at the expenses of the Tenant any portion of the Building which may be damaged through any omission act or default of the Tenant or of any of his servants, visitors or through the escape of water, fire, smoke or fumes from or explosion in the Premises.

(ap)   TO REIMBURSE LANDLORD FOR WORK DONE
To reimburse the Landlord for the costs of any work which the Tenant is liable to perform hereunder and has defaulted in performing the same including but not limited to all reasonable costs incurred by the Landlord in cleansing or clearing any of the drains pipes or sanitary or plumbing apparatus choked or stopped up owing to the careless or improper use or neglect by the Tenant or any employee agent or licensee of the Tenant.

xxxxi

(aq)   TO BE RESPONSIBLE FOR LOSS OR DAMAGE CAUSED BY INTERIOR DEFECTS
To be wholly responsible for any loss damage or injury caused to any other person whomsoever directly or indirectly through the defective or damaged condition of any part of the interior of the Premises save and except where such loss damage or injury arises through the breach or non-observance or non-performance by the Landlord of the Landlord's covenants or through the neglect or lack of proper skill on the part of the Landlord or any employee contractor or agent of the Landlord and Subject as aforesaid to make good the same by payment or otherwise and to indemnify the Landlord against all actions, proceedings, claims and demands made upon the Landlord in respect of any such loss damage or injury and all costs and expenses incidental thereto.

(ar)   TO BE RESPONSIBLE FOR CONTRACTORS SERVANTS AGENTS AND LICENSEES
To be responsible to the Landlord for the acts neglects and defaults of all contractors, servants, agents and licensees of the Tenant as if they were the acts neglects and defaults of the Tenant himself and for the purposes of this Agreement "Licensee" shall include any person present in using or visiting the Premises with the consent of the Tenant, express or implied.

(as)   TO NOTIFY LANDLORD OF ACCIDENTS AND DEFECTS IN FITTINGS AND FIXTURES
To notify the Landlord of any accidents to or defects in the water pipes, gas pipes, electrical wire or fittings or other facilities provided by the Landlord in the Premises whether or not the Tenant is liable hereunder for the repair of the same upon the same coming to the knowledge of the Tenant.

(at)    TO REMOVE REFUSE TO A PLACE SPECIFIED BY LANDLORD
To remove each day from the Premises all refuse and rubbish to such spot as shall be specified by the Landlord from time to time and subject to such reasonable rules and regulations as the Landlord may from time to time determine.

(au)  RE-INSTATE PREMISES
Unless the Landlord otherwise agrees in writing, to re-instate and restore the Premises to their original condition as at 1st day of August 2001 (as evidenced by taking photographs upon signing of the Tenancy Agreement at date of 1st August 2001) and to make good all damage caused or occasioned by the erection and removal of alterations partitions or other erections, the Tenant shall yield up the Premises together with all fixtures, fittings and additions therein and thereto.

(av)  TO YIELD UP AT THE END OF THE TERM
Quietly to yield up the Premises together with all fixtures, fittings and additions therein and thereto which the Landlord agrees to retain and the Car Parking Spaces at the expiration or sooner determination of this tenancy in good clean and tenantable repair and condition (fair wear and tear excepted).

xxxxii

3.	LANDLORD’S COVENANTS

3.01 The Landlord hereby with the Tenant as follows:-

(a)    TO PAY GOVERNMENT RENT, ETC.
That the Landlord will pay the Government rent payable in respect of the Premises and the Car Parking Spaces and the Property Tax (if any) payable in respect of the Premises and the Car Parking Spaces and any expenses of a capital or non-recurring nature Provided That all charges and outgoings in relation to the Tenant’s own installations shall be borne by the Tenant solely.

(b)    THE TENANT SHALL HAVE QUIET ENJOYMENT
That the Tenant paying the Rent and management fees and maintenance charges hereby agreed to be paid on the days and in manner herein provided for payment of the same and observing and performing the agreements, stipulations and conditions herein contained and on the Tenant’s part to be observed and performed shall peaceably hold and enjoy the Premises and the Car Parking Spaces during the said term without any interruption by the Landlord or any person lawfully claiming under or in trust for the Landlord.

(c)   TO KEEP IN REPAIR THE OUTSIDE MAIN WALLS AND ROOF, ETC.
To keep the outside main walls structure foundations and roof (except the areas that show evoking towards are erected) of the Building and the lift entrance hall, corridor, passages, staircases and the convenience (if any) intended for the common use of the occupants at all times in complete repair (including drains, gutters and external pipes) in accordance with the relevant provisions of the Deed of Mutual Covenant and/or the Management Agreement (if any).

4.	IT IS HEREBY FURTHER EXPRESSLY AGREED AND DECLARED AS FOLLOWS:-

(a)    OTHER PROVISIONS LANDLORD’S RIGHT OF RE-ENTRY
If the Rent and/or air-conditioning charges and/or management fees and maintenance charges and/or rates and/or other charges hereby agreed to be paid or any part thereof shall be unpaid for seven days after the same shall become  payable (whether legally or formally demanded or not) or if the Tenant shall fail   or neglect to observe or perform any of the agreements stipulations or conditions herein contained and on the Tenant’s part to be observed and performed or if the Tenant shall become bankrupt or being a corporation shall go into liquidation  (save for the purposes of amalgamation or reconstruction) or if any petition shall be filed for winding up of the Tenant or if the Tenant otherwise becomes insolvent    or makes any composition or arrangement with creditors or shall suffer any execution to be levied on the Premises and the Car Parking Spaces or otherwise on the Tenant’s goods then and in any such case it shall be lawful for the Landlord at any time thereafter to re-enter the Premises and the Car Parking Spaces or any part thereof in the name of the whole whereupon this Agreement shall absolutely cease and  determine  but  without   prejudice  to   any  right  of action by the Landlord in

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respect of any outstanding breach or non-observance or non-performance of any of the agreements, stipulations and conditions herein contained and on the Tenant’s part to be observed and performed and to the Landlord's right to deduct all loss and damage thereby incurred from the deposit paid by the Tenant in accordance with Clause 5 hereof.

(b)   WRITTEN NOTICE SUFFICIENT EXERCISE OF RIGHT
A written notice served by the Landlord on the Tenant in manner hereinafter mentioned to the effect that the Landlord thereby exercises the power of re-entry herein contained shall be full and sufficient exercise of such power without actual entry on the part of the Landlord.

(c) ACCEPTANCE OF RENT NOT WAIVER OF BREACH OF  COVENANT
Acceptance of Rent (or management fees) by the Landlord shall not be deemed to operate as waiver by the Landlord of any right to proceed against the Tenant in respect of any breach non-observance or non-performance by the Tenant of any of the agreements, stipulations and conditions herein contained and on the Tenant’s part to be observed and performed.

(d)  LANDLORD NOT LIABLE FOR OVERFLOW OF WATER/TENANT TO INDEMNIFY LANDLORD AGAINST CERTAIN CLAIMS
The Landlord shall not be under any liability to the Tenant or to any other person whomsoever in respect of any loss or damage to person or property sustained by the Tenant or any such other person caused by or through or in any way owing to the overflow of water from any where within the Building save and except where such loss or damage to person or property arises through the breach or non-observance or non-performance by the Landlord of the Landlord's covenants or through the neglect or lack of proper skill on the part of the Landlord or any employee, contractor or agent of the Landlord. Subject as aforesaid, the Tenant shall fully and effectually indemnify the Landlord from and against all claims and demands made against the Landlord by any person in respect of any loss damage or injury caused by or through or in any way owing to the overflow of water from the Premises or to the neglect or default of the Tenant, his servants or agents or to the defective or damaged condition of the interior of the Premises or any fixtures or fittings, for the repair of which the Tenant is responsible hereunder and against all costs and expenses incurred by the Landlord in respect of any such claim or demand.

(e)    NO ADVANCE PAYMENT OF RENT
No advance payment of Rent has been paid to the Landlord except in pursuance to Clause 1 hereof.

(f) LANDLORD NOT LIABLE FOR BREAKDOWN IN AIR-CONDITIONING OR LIFTS
The Landlord shall not in any circumstances be liable to the Tenant for any defect in or failure or breakdown of electricity, gas or water supply, lifts services or air-conditioning system nor shall the Rent or management fees and maintenance charges abate or cease to be payable on account thereof.

(g)   SUSPENSION OR ABATEMENT OF RENT IN CASE OF FIRE, ETC.
If the Premises and the Car Parking Spaces or the Building or any part thereof shall at any time during the tenancy rendered be inaccessible or so destroyed or damaged owing to fire, water storm, wind, typhoon, defective construction, white ants, earthquake subsidence of the ground or any calamity beyond the control of the Landlord as to render the Premises and the Car Parking Spaces unfit for habitation and use and the policy or policies of insurance effected by the Landlord shall not have been vitiated or payment of the policy moneys refused in whole or   in part in consequence of any act or default of the Tenant or if at any time during  the continuance of this tenancy the Premises and the Car Parking Spaces or the Building shall be condemned as a dangerous structure or a demolition order or closing order shall become operative in respect of the Premises and the Car Parking Spaces or the Building then the Rent hereby reserved or a fair proportion   thereof according to the nature and extent of the damage sustained or order made shall after the expiration of the then current month be suspended and ceased until the Premises and the Car Parking Spaces or the Building shall again be rendered accessible or fit for habitation and use (as the case may be) Provided That should  the Premises and the Car Parking Spaces or the Building not have been reinstated    in the meantime either the Landlord or the Tenant may at any time after three months from the occurrence of such damage or destruction or order give to the other of them notice in writing to determine this present tenancy and thereupon the same and everything herein contained shall determine as from the date of the occurrence of such destruction or damage or order of the Premises and the Car Parking Spaces or of the Building becoming inaccessible but without prejudice to  the rights and remedies of either party against the other in respect of any antecedent claim or breach of the agreements, stipulations, terms and conditions herein contained or of the Landlord in respect of the Rent and management fees and other charges payable hereunder prior to the coming into effect of the suspension.

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(h)    FOR THE PURPOSE OF DISTRAINT RENT IN ARREARS If NOT PAID IN ADVANCE ON DUE DATE
For the purposes of Part III of the Landlord and Tenant (Consolidation) Ordinance Cap.7 and of these presents the Rent and management fees and other charges payable in respect of the Premises and the Car Parking Spaces shall be and be deemed to be in arrears if not paid in advance at the times and in manner hereinbefore provided for payment thereof. All costs and expenses for and incidental to any distraint shall be paid by the Tenant and is recoverable from him as a debt on a full indemnity basis. For the purpose of distraint and these presents, any outstanding management fees payable in respect of the Premises and the Car Parking Spaces shall be deemed to be arrears of rent.

(i)           NO WAIVER BY LANDLORD
No condoning, excusing or waiving by the Landlord of any default breach or non-observance or non-performance by the Tenant at any time or times of any of the Tenant’s obligations herein contained shall operate as a waiver of the Landlord's rights hereunder in respect of any continuing or subsequent default breach or non-performance or non-observance or so as to defeat or affect in any way the rights and remedies of the Landlord hereunder in respect of any such continuing or subsequent default or breach and no waiver by the Landlord shall be inferred from or implied by anything done or omitted by the Landlord unless expressed in writing and signed by the Landlord. Any consent given by the Landlord  shall operate as a  consent  only  for  the  particular  matter  to  which it relates and in no way shall be considered as a waiver or release of any of the provisions hereof nor shall it be construed as dispensing with the necessity or obtaining the specific written consent of the Landlord in the future unless expressly so provided.

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(j)     LANDLORD CAN EXHIBIT LETTING NOTICES DURING LAST THREE MONTHS OF TERM
During the three months immediately preceding the expiration of the said term, the Landlord shall be at liberty to affix and maintain without interference upon      any external part of the Premises and/or the Car Parking Spaces a notice stating      that the Premises and/or the Car Parking Spaces are to be let and such other information in connection therewith as the Landlord shall reasonably require and        the Landlord shall be at liberty with prior arrangement with the Tenant to show the Premises to prospective tenants.

(k)     LANDLORD IS ENTITLED TO CHANGE THE NAME OF THE BUILDING
The Landlord shall at any time during the said term be entitled to change the name of the Building on giving reasonable notice to the Tenant and in respect thereof   the Landlord shall not be liable in damages to the Tenant or be made a party to   any other proceedings or for costs of expenses of whatsoever nature incurred by the Tenant as a result of such change.

(l)      NO WARRANTY AS TO USER
The Landlord does not warrant that the Premises and the Car Parking spaces are suitable for any particular purpose.

(m)   SERVICE OF NOTICE
Any notice required to be served hereunder shall if to be served on the Tenant be sufficiently served if addressed to the Tenant and sent by prepaid post to or delivered at the Premises or the Tenant’s registered office or last known place of business or residence in Hong Kong and if to be served on the Landlord shall be sufficiently served if addressed to the Landlord and sent by prepaid post to or delivered to the Landlord's registered office or address as shown in this   Agreement.

(n)     STAMP DUTY AND COSTS
All the costs of and incidental to the preparation completion and registration of this Agreement and the stamp duty, registration fee and other disbursements on this Agreement shall be borne by the parties herein in equal shares.

5.  (a)   TENANT’S DEPOSIT
The Tenant shall on the signing hereof deposit and maintain with the Landlord a deposit of the amount as set out in the Third Schedule hereto. The said deposit shall be retained by the Landlord throughout the said term free of any interest to the Tenant and in the event of any breach or non-observance or non-performance by the Tenant of the said stipulations or conditions aforesaid, the Landlord shall be entitled to terminate this Agreement and to forfeit the said deposit by way of liquidated damages without prejudice to the Landlord's right to claim against the Tenant for further damages suffered by the Landlord as a result of the Tenant’s breach of  this  Agreement.   Notwithstanding  the  foregoing,  the   Landlord   may in any such event at his option elect nor to terminate this Agreement and forfeit the deposit but to deduct therefrom the amount of any monetary loss incurred by the Landlord in consequence of the breach non-observance or non-performance by the Tenant in which event the Tenant shall as a condition precedent to the   continuation of the tenancy deposit with the Landlord the amount so deducted and if the Tenant shall fail so to do, the Landlord shall forthwith be entitled to re-enter the Premises and the Car Parking Spaces and to determine this Agreement and   forfeit the deposit as hereinbefore provided.

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(b)   REPAYMENT OF DEPOSIT
Subject as aforesaid, the said deposit shall be refunded to the Tenant by the Landlord without interest within thirty days after the expiration or sooner determination of this Agreement and the delivery of vacant possession to the Landlord or within thirty days of the settlement of the last outstanding claim by the Landlord against the Tenant in respect of any breach non-observance or non-performance of any of the agreements, stipulations or conditions herein contained and on the part of the Tenant to be observed and performed whichever is the later.

(c)   TRANSFER OF DEPOSIT
In the event that the Landlord shall assign its reversionary interest in the Premises and/or the Car Parking Spaces, the Tenant shall agree to the Landlord transferring the said deposit to the assignee and shall waive its right to recover the said deposit from the Landlord upon receipt of a written notice from the Landlord that such transfer has been effected.

6. COOLING TOWERS

6.01 The Landlord has granted a license to the Tenant to use 2 areas of 11 'x 11'              each on the roof of the Building to install 2-100 tons (RT) cooling tower(s)   (weight 1500 kg. each) such areas have been designated by the Landlord Provided            that subject to compliance by the Landlord with Clause 6.02 :-

(a)	the Tenant shall ensure that the installation of the said cooling towers shall not cause damage to the Building.

(b)	the Tenant shall be responsible for all expenses for the repair and maintenance of the said cooling towers and the said areas to the satisfaction of the Landlord.

(c)	such installation shall not be in breach of any ordinances or regulations of Hong Kong; and

(d)
at the expiration or sooner determination of the tenancy the Tenant shall at its own cost and expense remove the said cooling towers and at like cost and expense reinstate the said areas to their original condition to the satisfaction of the Landlord if required by the Landlord by giving 30 days' written notice  to the Tenant.

6.02 The Landlord shall ensure that the Building is at all times constructed and/or reinforced so as to be able safely to cany the said cooling towers and to be  in compliance with all loading requirements of any ordinances or regulations of Hong Kong in relation to the installation of the cooling towers.

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7. OPTION TO RENEW
7.01 If the Tenant shall be desirous of renewing the tenancy of the Premises and the Car Parking Spaces for a further term of three years as mentioned in the said Third Schedule referred below from the expiration of the term hereby created at the rent and on the terms and conditions hereinafter mentioned, the Tenant shall, not less than three months before the expiration of the said term, give to the Landlord notice in writing of the Tenant's desire provided that the Tenant shall not have been delinquent in paying Rent and shall have reasonably performed and observed the several stipulations herein contained up to the termination of the tenancy hereby created in this Agreement, then the Landlord will renew this tenancy and let the Premises and the Car Parking Spaces to the Tenant for the said further term at the rent as mentioned in the said Third Schedule Subject in all other respects to the same stipulations as are herein contained except this clause for renewal.

8.   LAWS
8.01 This Agreement shall be construed and take effect in accordance with Hong Kong Law.

9. HEADING NOTES
9.01 The heading notes are intended for guidance only and do not form part of this Agreement nor shall any of the provisions in this Agreement be construed or interpreted by reference thereto or in any way affected or limited thereby.

THE FIRST SCHEDULE ABOVE REFERRED TO

Landlord:	JING WAH GARMENTS MANUFACTORY COMPANY LIMITED (正華製衣有限公司) whose registered office is situate at 8th Floor, Jing Wah Building, 10 Sam Chuk Street, San Po Kong, Kowloon, Hong Kong

Tenant:	SUPERTEX, LIMITED whose registered office is situated at Ground Floor, Jing Wah Building, 10 Sam Chuk Street, San Po Kong, Kowloon, Hong Kong

THE SECOND SCHEDULE ABOVE REFERRED TO

Premises: ALL THOSE UNIT B on the GROUND FLOOR, the whole of the FIRST FLOOR and the whole of the SECOND FLOOR of NO.10 SAM CHUK STREET Kowloon, Hong Kong erected on NEW KOWLOON
INLAND LOT NO.4437.

THE THIRD SCHEDULE ABOVE REFERRED TO

Term:	For the term of THREE YEARS commencing on the 1st day of December 2009 and expiring on the 30th day of November 2012 (both days inclusive).

Rent:     HK$71,080.00  (apportionment  of which  is  set  out  hereunder)  per calendar month (exclusive of rates) payable in advance clear of all deductions on the 1st day of each and every calendar month. The first payment to be made upon the signing hereof.

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Premises                                                             Area                                Monthly Rent
Unit B on Ground Floor                                                                         3,600 sq.ft.                           HK$19,080.00
The whole of 1st Floor                                                                         10,000 sq.ft.                                  HK$26,000.00
The whole of 2nd Floor                                                                         10,000 sq.ft.                                  HK$26,000.00

User: As factory use under the name of Tenant.
Deposit:                                             HK$71,080.00.

Renewal Option

A Further Term of Years: 3 years from the expiration of the above referred term hereby created.

Monthly Rent: At the then current market rental.
AS WITNESS the hands of the parties hereto the day and year first above written.

SIGNED by:                                                                )
           )
for and on behalf of the Landlord                                                                           )
in the presence of:-                                                                )

SIGNED by:                                                                 )
)
for and on behalf of the Tenant                                                                           )
in the presence of:-                                                                )

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Dated the    11th                                        day of        September           2009

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TENANCY AGREEMENT

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